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UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .18.9
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-8220

ING Variable Products Trust
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2007 to December 31, 2007

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2007

Classes I and S

ING VP Real Estate Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	3

Portfolio Managers' Report	5

Shareholder Expense Example	7

Report of Independent Registered Public Accounting Firm	8

Statement of Assets and Liabilities	9

Statement of Operations	10

Statements of Changes in Net Assets	11

Financial Highlights	12

Notes to Financial Statements	13

Portfolio of Investments	22

Shareholder Meeting Information	23

Trustee and Officer Information	24

Tax Information	30

Advisory Contract Approval Discussion	31

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT'S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds' holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

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MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World IndexSM") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as "carry trades" were unwound in the flight from risk. The euro benefited from the European Central Bank's implacable refusal to match the Federal Reserve Board (the "Fed") and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed's first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate ("LIBOR") continued to rise even as the Fed eased. A procession of financial institutions announced heavy write- downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a "term auction facility" where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets' the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product ("GDP") growth was being reported at a brisk 4.9%

3

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

for the third quarter, even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolio's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

4

PORTFOLIO MANAGERS' REPORT

ING VP REAL ESTATE PORTFOLIO

ING VP Real Estate Portfolio (the "Portfolio") seeks total return. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer and Managing Director and Joseph P. Smith, CFA, Managing Director, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of (16.16)% compared to the Morgan Stanley Capital International ("MSCI") U.S. REIT® Index(1), which returned (16.82)% for the same period.

Portfolio Specifics: 2007 was a tough year for real estate stocks. Despite the receipt of a healthy 4% dividend, real estate investment trusts ("REITs") suffered one of the worst years ever, falling almost 17% (much of it during the fourth quarter). For the first time since 1999, real estate stocks fell in 2007. The fourth quarter return was one of the lowest quarterly returns in the history of the various REIT indices. After several years of optimism, we now observe abject pessimism about property. The year began with plenty of confidence and optimism for real estate. Though real estate fundamentals have remained, in our opinion, generally healthy, confidence about the future prospects eroded as the year progressed. At first, the concern was about rising interest rates and the need for real estate to be re-priced to remain competitive in a world of higher fixed-income yields. By the second half of the year, however, it was concerns about the downside that affected real estate stock prices. A spreading financial sector crisis emanating from a sharp slowdown in the U.S. residential market and increasing defaults in sub-prime mortgage loans caused confidence to slip and expectations for economic growth to fall. By year-end, the concern had shifted from runaway growth and inflation to whether the U.S. might slip into recession with spillover effects to the rest of the world's economies.

We managed to mitigate the downside. Good stock selection helped us outperform the benchmark for the fourth quarter and the year. Our overweighting of health care, especially during the fourth quarter, was a positive contributor to relative performance from sector allocation. Stock picking was a positive contributor in almost all sectors, especially industrial, shopping centers, malls and health care. Only our stock selection in office and apartments failed to add value. 2007 was a trying year across the board as only the health care sector managed to avoid posting negative returns for the quarter and the year.

Current Strategy and Outlook: Economic outlook is the key to our forecast. Real estate demand is a function of economic growth. There is reason for concern. Our expectation is for a significant slowdown in the U.S. economy, possibly even a mild recession. If the Federal Reserve Board and U.S. government remain vigilant and committed to mitigating the effects of the present financial crisis on wider economic activity, we expect a recovery in the second half of the year. In our opinion, real estate stocks already incorporate a recession scenario, thereby mitigating further downside for real estate stocks if this scenario comes to pass.

If there is a silver lining to the storm clouds that gathered over the property sector in 2007, it is that we believe real estate stocks are poised to deliver positive returns in 2008. Valuations at year-end incorporate a fairly pessimistic view of the economy and real estate values.

They say that "hope springs eternal," but it is apparent that investors' expectations for real estate are gloomy as we start 2008. Furthermore, the news flow will likely be getting worse in terms of private market real estate. More headlines about declining home prices, sub-prime mortgage write-offs, and higher residential mortgage delinquencies are a virtual certainty which will affect the general mood about real estate of all types: residential and commercial. More directly relevant to the commercial real estate companies we invest in will be the flow of data suggesting that private market real estate values are coming down. Unwinding over-leveraged real estate deals done before the current credit market turmoil and redemptions in open-end real estate funds that cause forced sales may create some pressure on cap rates and produce some sensational headlines about real estate value declines. All this considered, we believe, it will be hard for real estate stocks to mount a sustainable and meaningful rally early-on in 2008. Accordingly, we expect volatility to stay with us for the early part of the year.

With gross domestic product ("GDP") growth expected to decelerate from 2% in 2007 to 0% to 1% in 2008 as earnings growth for economically-sensitive property sectors will slow faster. For this reason we are overweight defensive property types, including dominant regional malls, health care REITs, and neighborhood shopping centers. We are underweight cyclical property types including hotels, office, and apartments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings as of December 31, 2007 (as a percent of net assets)
Simon Property Group, Inc.	9.2%
Prologis	7.4%
Boston Properties, Inc.	5.7%
Vornado Realty Trust	4.5%
Ventas, Inc.	4.5%
Regency Centers Corp.	4.4%
Federal Realty Investment Trust	3.8%
AvalonBay Communities, Inc.	3.5%
HCP, Inc.	3.4%
Host Hotels & Resorts, Inc.	3.3%

Portfolio holdings are subject to change daily.

5

ING VP REAL ESTATE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I May 3, 2004		Since Inception of Class S May 13, 2005
Class I	(16.16)%	17.37%		—
Class S	(16.34)%	—		11.18%
MSCI U.S. REIT® Index(1)	(16.82)%	16.43	%(2)	10.11	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market.

(2) Since inception performance for the index is shown from May 1, 2004.

(3) Since inception performance for the index is shown from May 1, 2005.

6

SHAREHOLDER EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolio's expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class I	$1,000.00	$903.40	0.92%	$4.41
Class S	1,000.00	902.60	1.17	5.61
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class S	1,000.00	1,019.31	1.17	5.96

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Products Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING VP Real Estate Portfolio, a series of ING Variable Products Trust, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolio as of December 31, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2008

8

STATEMENT OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

ASSETS:
Investments in securities at value*	$146,321,767
Short-term investments at amortized cost	2,138,638
Cash	714,208
Receivables:
Investment securities sold	1,781,224
Fund shares sold	816,479
Dividends and interest	1,266,877
Total assets	153,039,193
LIABILITIES:
Payable for investment securities purchased	2,042,583
Payable for fund shares redeemed	129,122
Payable to affiliates	118,820
Payable for trustee fees	1,750
Other accrued expenses and liabilities	54,998
Total liabilities	2,347,273
NET ASSETS	$150,691,920
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$161,026,297
Undistributed net investment income	—
Accumulated net realized gain on investments	14,283,214
Net unrealized depreciation on investments	(24,617,591)
NET ASSETS	$150,691,920
*Cost of investments in securities	$170,939,358
Class I:
Net assets	$112,839,883
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	7,383,044
Net asset value and redemption price per share	$15.28
Class S:
Net assets	$37,852,037
Shares authorized	unlimited
Par value	$0.01
Shares outstanding	2,479,064
Net asset value and redemption price per share	$15.27

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,273,872
Interest	193,226
Total investment income	4,467,098
EXPENSES:
Investment management fees	1,463,965
Distribution and service fees	109,566
Transfer agent fees	730
Administrative service fees	194,852
Shareholder reporting expense	47,516
Registration fees	123
Professional fees	42,865
Custody and accounting expense	31,175
Trustee fees	7,518
Miscellaneous expense	8,291
Interest expense	2,276
Total expenses	1,908,877
Net investment income	2,558,221
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	17,030,634
Net change in unrealized depreciation on investments	(56,932,333)
Net realized and unrealized loss on investments	(39,901,699)
Decrease in net assets resulting from operations	$(37,343,478)
*Foreign taxes withheld	$3,546

See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$2,558,221	$1,418,431
Net realized gain on investments	17,030,634	8,663,777
Net change in unrealized appreciation or depreciation on investments	(56,932,333)	25,599,147
Increase (decrease) in net assets resulting from operations	(37,343,478)	35,681,355
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,063,859)	(2,155,267)
Class S	(494,362)	(597,987)
Net realized gains:
Class I	(7,768,923)	(1,985,151)
Class S	(2,314,524)	(635,843)
Total distributions	(12,641,668)	(5,374,248)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,573,679	89,052,807
Dividends reinvested	12,641,668	5,372,086
	149,215,347	94,424,893
Cost of shares redeemed	(123,636,439)	(23,087,490)
Net increase in net assets resulting from capital share transactions	25,578,908	71,337,403
Net increase (decrease) in net assets	(24,406,238)	101,644,510
NET ASSETS:
Beginning of year	175,098,158	73,453,648
End of year	$150,691,920	$175,098,158
Undistributed net investment income at end of year	$—	$5,802

See Accompanying Notes to Financial Statements
11

ING VP REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,				May 3, 2004(1) to December 31,
	2007	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of the period	$19.62	14.96	13.62		10.00
Income (loss) from investment operations:
Net investment income	$0.25 *	0.24	0.21	*	0.34 *
Net realized and unrealized gain (loss) on investments	$(3.36)	5.12	1.47		3.64
Total from investment operations	$(3.11)	5.36	1.68		3.98
Less distributions from:
Net investment income	$0.25	0.40	0.34		0.14
Net realized gains on investments	$0.98	0.30	—		0.15
Return of capital	$—	—	—		0.07
Total distributions	$1.23	0.70	0.34		0.36
Net asset value, end of the period	$15.28	19.62	14.96		13.62
Total Return(2)%	(16.16)	36.17	12.49		40.01
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$112,840	132,520	57,410		31,355
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	0.92	0.93	0.96		1.53
Net expenses after expense reimbursement/recoupment(3)(4)%	0.92	0.93	1.04		1.05
Net investment income after expense reimbursement/recoupment(3)(4)%	1.36	1.25	1.49	†	4.79
Portfolio turnover rate %	107	37	48		30

	Class S
	Year Ended December 31,		May 13, 2005(1) to December 31,
	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of the period	$19.60	14.95	13.11
Income (loss) from investment operations:
Net investment income	$0.21	0.22	0.28	*
Net realized and unrealized gain (loss) on investments	$(3.35)	5.09	1.86
Total from investment operations	$(3.14)	5.31	2.14
Less distributions from:
Net investment income	$0.21	0.36	0.30
Net realized gains on investments	$0.98	0.30	—
Total distributions	$1.19	0.66	0.30
Net asset value, end of the period	$15.27	19.60	14.95
Total Return(2)%	(16.34)	35.84	16.35
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$37,852	42,578	16,043
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.17	1.18	1.21
Net expenses after expense reimbursement/recoupment(3)(4)%	1.17	1.18	1.29
Net investment income after expense reimbursement/recoupment(3)(4)%	1.16	1.05	2.97	†
Portfolio turnover rate %	107	37	48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the period ended December 31, 2005 was to decrease net investment income per share by $0.26 and $0.17 and increase net realized and unrealized gain on investments by $0.26 and $0.17 and decrease the ratio of net investment income to average net assets from 3.38% to 1.49% and 4.78% to 2.97% on Class I and Class S, respectively.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. ING Variable Products Trust (the "Trust") is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. There are six investment series which comprise the Trust. This report is for ING VP Real Estate Portfolio ("VP Real Estate" or "Portfolio"), a non-diversified series of the Trust. The investment objective of the Portfolio is to seek total return.

The Portfolio offers Class I shares and Class S shares. The classes generally differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees.

Shares of the Portfolio may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the investment adviser to the Portfolio. ING Investments has engaged ING Clarion Real Estate Securities L.P. ("INGCRES"), a Delaware limited partnership to serve as sub-adviser to the Portfolio. ING Investments and INGCRES are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolio's valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take

13

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio's NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which approximates market value.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

The Portfolio estimates components of distributions from real estate investment trusts ("REITs"). Such estimates are adjusted to actual upon public disclosure from the REIT. Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Portfolio no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Futures Contracts. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

The Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolio records distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Portfolio. The Portfolio distributes capital gains, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principals for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H.  Repurchase Agreements. The Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. The Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolio.

J.  Illiquid and Restricted Securities. The Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  When-Issued and Delayed-Delivery Transactions. The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio is required to segregate liquid assets sufficient to cover the purchase price.

L.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were $217,292,342 and $200,331,203, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolio entered into an investment management agreement ("Investment Management Agreement") with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.80% on the first $100 million and 0.70% in excess of $100 million of average daily net assets.

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

INGCRES serves as sub-adviser to the Portfolio pursuant to a sub-advisory agreement with the Investment Adviser.

ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for the Portfolio's operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from the Portfolio a fee at an annual rate of 0.10% of the Portfolio's average daily net assets.

In placing equity security transactions, the Investment Adviser or sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commission (in the form of a credit to the Portfolio) paid to the broker-dealer to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio and not the Investment Adviser or sub-adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES

Class S shares of the Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, the Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to pay for services including, but not limited to, providing information about the Portfolio and delivering Portfolio documents.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2007, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$98,021	$12,790	$8,009	$118,820

At December 31, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of VP Real Estate:

ING Life Insurance and Annuity Company (51.49%).

ING Solution 2015 Portfolio (10.17%).

ING Solution 2025 Portfolio (15.01%).

ING Solution 2035 Portfolio (11.87%).

ING Solution Income Portfolio (5.04%).

The Trust has adopted a Retirement Policy ("Policy") covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the Portfolio under which it will limit the expenses of the Portfolio, excluding interest expense, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class I	Class S
1.05%	1.30%

The Investment Adviser may at a later date recoup from the Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Portfolio.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

As of December 31, 2007, the Portfolio did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

NOTE 8 — LINE OF CREDIT

The Portfolio included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Corporation for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolio; and (3) enable the Portfolio to meet other emergency expenses as defined in the Credit Agreement. The Portfolio to which the line of credit is available pays a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The Portfolio utilized the line of credit during the year ended December 31, 2007:

Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
3	$4,806,667	5.76%

NOTE 9 — CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Number of Shares
Shares sold	6,046,931	3,311,180	1,052,599	1,704,526
Dividends reinvested	598,537	222,569	172,125	66,094
Shares redeemed	(6,016,652)	(617,872)	(918,209)	(671,444)
Net increase in shares outstanding	628,816	2,915,877	306,515	1,099,176

Shares sold	$116,507,149	$58,672,361	$20,066,530	$30,380,446
Dividends reinvested	9,832,781	4,140,418	2,808,887	1,231,668
Shares redeemed	(106,613,237)	(11,163,938)	(17,023,202)	(11,923,552)
Net increase	$19,726,693	$51,648,841	$5,852,215	$19,688,562

NOTE 10 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified. The Portfolio is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

Concentration. The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2007:

Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses) On Investments
$(5,802)	$5,802

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2007		Year Ended December 31, 2006
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$2,558,221	$10,083,447	$4,004,421	$1,369,827

The tax-basis components of distributable earnings as of December 31, 2007 were:

Undistributed Long-Term Capital Gains	Unrealized Depreciation
$18,952,898	$(29,287,275)

The Portfolio's major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, the Portfolio must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolio. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer the Portfolio as investment options. The failure of the Portfolio to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include the Portfolio as investment options, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolio's Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolio's investment adviser may have failed to limit the availability of VP Real Estate for investment to "eligible investors" under the Code. Subsequent to the issuance of the Portfolio's Annual Report, Management determined that it was more likely than not that there had been no adverse tax or other financial consequences to the Portfolio.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolio has analyzed the tax positions of the Portfolio. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolio is currently assessing the impact in addition to expanded financial statement disclosure, if any, that will result from adopting SFAS No. 157.

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti- competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

21

  PORTFOLIO OF INVESTMENTS
ING VP REAL ESTATE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares	Value
REAL ESTATE INVESTMENT TRUSTS: 97.1%

		Apartments: 12.1%
55,510		AvalonBay Communities, Inc.	$5,225,711
55,800		BRE Properties, Inc.	2,261,574
26,380		Camden Property Trust	1,270,197
73,300		Equity Residential	2,673,251
24,180		Essex Property Trust, Inc.	2,357,308
54,000		Home Properties, Inc.	2,421,900
58,300		Post Properties, Inc.	2,047,496
			18,257,437
		Diversified: 6.3%
49,900		Digital Realty Trust, Inc.	1,914,663
36,671	@	DuPont Fabros Technology, Inc.	718,752
77,000		Vornado Realty Trust	6,772,150
			9,405,565
		Health Care: 12.1%
148,700		HCP, Inc.	5,171,786
8,500		Health Care Real Estate Investment Trust, Inc.	379,865
132,700		Nationwide Health Properties, Inc.	4,162,799
110,700		Omega Healthcare Investors, Inc.	1,776,735
148,600		Ventas, Inc.	6,724,150
			18,215,335
		Hotels: 5.4%
26,400		FelCor Lodging Trust, Inc.	411,576
290,401		Host Hotels & Resorts, Inc.	4,948,433
44,200		LaSalle Hotel Properties	1,409,980
82,100		Strategic Hotel Capital, Inc.	1,373,533
			8,143,522
		Office Property: 15.2%
64,600		BioMed Realty Trust, Inc.	1,496,782
92,900		Boston Properties, Inc.	8,529,149
51,950		Corporate Office Properties Trust SBI MD	1,636,425
97,400		Douglas Emmett, Inc.	2,202,214
63,900		Highwoods Properties, Inc.	1,877,382
44,700		Kilroy Realty Corp.	2,456,712
51,000		SL Green Realty Corp.	4,766,460
			22,965,124
		Regional Malls: 18.0%
118,900		General Growth Properties, Inc.	4,896,302
66,400		Macerich Co.	4,718,384
160,400		Simon Property Group, Inc.	13,932,344
73,700		Taubman Centers, Inc.	3,625,303
			27,172,333
		Shopping Centers: 15.1%
80,400		Acadia Realty Trust	2,059,044
80,300		Equity One, Inc.	1,849,309
69,800		Federal Realty Investment Trust	5,734,070
113,057		Kimco Realty Corp.	4,115,275
103,300		Regency Centers Corp.	6,661,817
62,200		Tanger Factory Outlet Centers, Inc.	2,345,562
			22,765,077
		Storage: 2.7%
52,900		Extra Space Storage, Inc.	755,941
45,686		Public Storage, Inc.	3,353,809
			4,109,750

Shares	Value

	Warehouse/Industrial: 10.2%
72,900	AMB Property Corp.	$4,196,124
175,000	Prologis	11,091,500
		15,287,624
	Total Real Estate Investment Trusts (Cost $170,939,358)	146,321,767

Principal Amount	Value
SHORT-TERM INVESTMENTS: 1.4%

		U.S. Government Agency Obligations: 1.4%
$2,139,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	2,138,638
		Total Short-Term Investments (Cost $2,138,638)	2,138,638

Total Investments in Securities (Cost $173,077,996)*	98.5%	$148,460,405
Other Assets and Liabilities - Net	1.5	2,231,515
Net Assets	100.0%	$150,691,920

@  Non-income producing security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $177,747,680. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,637,978
Gross Unrealized Depreciation	(30,925,253)
Net Unrealized Depreciation	$(29,287,275)

See Accompanying Notes to Financial Statements
22

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Variable Products Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the election of eleven nominees to the Board of Trustees of the Portfolio.

2  To approve a "Manager-of-Managers" arrangement for the Portfolio to permit the Portfolio's investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolio's shareholders.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1	75,124,500	2,190,578	—	—	77,315,078
John V. Boyer	1	75,125,507	2,189,571	—	—	77,315,078
Patricia W. Chadwick	1	75,152,349	2,162,729	—	—	77,315,078
Robert W. Crispin	1	75,141,500	2,173,578	—	—	77,315,078
Peter S. Drotch	1	75,086,339	2,228,739	—	—	77,315,078
J. Michael Earley	1	75,064,467	2,250,611	—	—	77,315,078
Patrick W. Kenny	1	75,113,501	2,201,577	—	—	77,315,078
Shaun P. Mathews	1	75,167,688	2,147,390	—	—	77,315,078
Sheryl K. Pressler	1	75,079,144	2,235,934	—	—	77,315,078
David W.C. Putnam	1	75,078,896	2,236,182	—	—	77,315,078
Roger B. Vincent	1	75,125,358	2,189,720	—	—	77,315,078
ING VP Real Estate Portfolio	2	9,293,535	821,505	556,589	—	10,671,629

*  All proposals passed at this meeting.

23

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 -Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

24

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	October 1999 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are "Interested Persons":

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007)	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

25

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum(2) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(4), ING Funds Services, LLC(5), ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

26

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	November 1999 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer Executive Vice President	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 (Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 (March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

27

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

28

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

29

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Portfolio Name	Type	Per Share Amount
ING VP Real Estate Portfolio
Class I	NII	$0.2537
Class S	NII	$0.2078
All Classes (Record date 7/31/07)	LTCG	$0.8281
All Classes (Record date 12/27/07)	LTCG	$0.1492

NII — Net investment income
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentage qualifies for the dividends received deduction (DRD) available to corporate shareholders:

4.04%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") provides that, after an initial period, the existing investment advisory and sub-advisory contracts of ING VP Real Estate Portfolio (the "Portfolio"), a series of ING Variable Products Trust (the "Trust"), will remain in effect only if the Board of Trustees (the "Board") of the Trust, including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Trust, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the advisory contract (the "Advisory Contract") between ING Investments, LLC (the "Adviser") and the Trust, on behalf of the Portfolio, and the sub-advisory contract ("Sub-Advisory Contract") with ING Clarion Real Estate Securities LP ("ING Clarion" or the "Sub-Adviser"), the sub-adviser to the Portfolio.

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contract and Sub-Advisory Contract. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Portfolio's Advisory Contract and Sub-Advisory Contract were considered at the same Board meeting, the Trustees considered the Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Portfolio's Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolio's existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Funds in the ING Funds complex, including the Portfolio ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with advisory and sub-advisory contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the ING Funds' (including the Portfolio's) advisory and sub-advisory contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees, including the Domestic Equity Funds Investment Review Committee (the "DE IRC"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and the

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio is assigned to one of the DE IRC, which provides oversight regarding, among other matters, investment performance.

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the ING Funds' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of the advisory and sub-advisory contracts of the Funds in the ING Funds complex.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of advisory and sub-advisory contracts for the ING Funds. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by each of the ING Funds (including the Portfolio) for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's Investment Review Committees, including the DE IRC, review benchmarks used to assess the performance of each ING Fund. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged an ING Fund's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Portfolio's Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract and Sub-Advisory Contract for the Portfolio for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolio by the Adviser and ING Clarion. This included information regarding the Adviser and ING Clarion provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for the Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in its SPG, as well as information regarding the Portfolio's investment portfolio, objective and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which the benchmarks and SPGs for the Funds in the ING Funds complex were selected and how profitability was determined; (3) responses from the Adviser and Sub-Adviser to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of the forms of Advisory Contract and Sub-Advisory Contract for the Portfolio; (5) copies of the Forms ADV for the Adviser and ING Clarion; (6) financial statements for the Adviser and ING Clarion; (7) drafts of a narrative summary addressing key factors the Board customarily considers in evaluating the renewals of the Advisory Contract and Sub-Advisory Contract, including a written analysis for the Portfolio describing how performance, fees and expenses compare to its SPG and its designated benchmark; (8) an independent analysis of the Portfolio's performance by the Trust's Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolio; and (10) other information relevant to the Board's evaluations.

The Portfolio's Class I shares were used for purposes of certain comparisons to the funds in its SPG. Class I shares were selected so that the class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in the Portfolio's SPG were selected based upon criteria designed to mirror the class being compared to the SPG.

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In arriving at its conclusions with respect to the Advisory Contract, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on sub-advisers that are recommended to the Board to manage the investment portfolios of the Funds in the ING Funds complex. The Board noted the resources that the Adviser has committed to the Board and to the DE IRC to assist the Board and the DE IRC with their assessment of the investment performance of the Portfolio on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the DE IRC to analyze the key factors underlying investment performance for the Portfolio.

The Board also noted the techniques used by the Adviser to monitor the performance of ING Clarion and the proactive approach that the Adviser, working in cooperation with the DE IRC, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolio's performance.

In considering the Portfolio's Advisory Contract, the Board also considered the extent of benefits provided to the Portfolio's shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of the Portfolio and other ING Funds available on a product platform, and the wide range of ING Funds available for exchange or transfer. The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers.

Further, the Board received periodic reports showing that the investment policies and restrictions for the Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Trust's Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and ING Clarion are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of the Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and ING Clarion, and evaluated the ability of the Adviser and the Sub-Adviser to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolio (and other relevant funds in the ING Funds complex) by the Adviser and ING Clarion, and whether those resources are commensurate with the needs of the Portfolio and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and ING Clarion are appropriate in light of the Portfolio's operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Adviser were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of the Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for the Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The Board's findings specific to Portfolio's performance are discussed under "Specific Factors Considered," below.

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as the Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee rate because the Portfolio achieved sufficient asset levels to receive a breakpoint discount.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Adviser to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolio, the Board considered any underlying rationale provided by the Adviser or ING Clarion for these differences. The Board also noted that the fee rates charged to the Portfolio and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolio.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by the Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rate payable by the Adviser to ING Clarion for sub-advisory services.

The Board considered the Portfolio's fee structure as it relates to the services provided under the contracts and the potential fall-out benefits to the Adviser and ING Clarion and their respective affiliates from their association with the Portfolio. The Board determined that the fees payable to the Adviser and Sub-Adviser with respect to the Portfolio are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to the Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to ING Clarion. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by ING Clarion with respect to its profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and ING Clarion's profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio's operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, the Board concluded that the profits, if any, realized by the Adviser and Sub-Adviser were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the Adviser's and ING Clarion's advisory and sub-advisory fee rates on the specific factors described below.

34

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Specific Factors Considered

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2007 meeting in relation to renewing the Portfolio's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. The Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. The Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection and the relative out-performance of the international real estate markets had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (3) Management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fees, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

35

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10236

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UREA (1207-021908)

Funds

Annual Report

December 31, 2007

Classes ADV, I and S

ING Variable Products Trust

Domestic Equity and Income Portfolio

■  ING VP Real Estate Portfolio

Domestic Equity Growth Portfolios

■  ING VP MidCap Opportunities Portfolio

■  ING VP SmallCap Opportunities Portfolio

Domestic Equity Value Portfolio

■  ING VP Financial Services Portfolio

Fixed-Income Portfolio

■  ING VP High Yield Bond Portfolio

International Equity Portfolio

■  ING VP International Value Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	16

Report of Independent Registered Public Accounting Firm	18

Statements of Assets and Liabilities	19

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	34

Portfolios of Investments	47

Shareholder Meeting Information	62

Tax Information	63

Trustee and Officer Information	64

Advisory Contract Approval Discussion	70

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT'S LETTER

Dear Shareholder,

It is impossible to discuss the current market climate without acknowledging the recent turmoil brought on by problems in the sub-prime mortgage market. Clearly the excesses in this sector of the market and other segments of collateralized debt have created challenges throughout credit markets worldwide.

Amidst the volatility, we at ING Funds remind our shareholders that the creditworthiness and quality of our funds' holdings is our ultimate priority — whether those holdings are part of our money market funds, fixed income funds or equity funds. Market volatility is an often present component of investing and we believe the best way to manage through turbulent environments is to build a well-balanced, fully-diversified portfolio, which aligns with your goals and risk tolerance.

ING Funds remains committed to developing and offering a diverse array of mutual funds designed to meet the goals of most investors. We urge you to work with your investment professional to make sure you are invested appropriately. Together, you can select the funds that will help you achieve your financial goals. We thank you for choosing ING Funds and look forward to continuing to serve you.

Sincerely,

Shaun P. Mathews
President
ING Funds
January 28, 2008

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

After recording a solid, if frequently nervous, 8.2% in the first half of the reporting period, global equities in the form of the Morgan Stanley Capital International World IndexSM(1) ("MSCI World IndexSM") measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) succumbed to a 3.2% loss in the second half of the reporting period, as some important debt markets all but seized up, the crisis threatening the solvency of financial institutions and forcing central bankers to throw lifelines to stranded borrowers, while investors fled to the safe haven of short Treasuries. By year-end, confidence was wavering, oil was nudging $100 per barrel and markets seemed to be pricing in a recession. In currencies, the yen strengthened as "carry trades" were unwound in the flight from risk. The euro benefited from the European Central Bank's implacable refusal to match the Federal Reserve Board (the "Fed") and reduce interest rates. But the pound finally gave back some of its recent gains as the UK housing market started to sag. For the second six months, the dollar fell 8.5% and 8.9% against the euro and yen respectively, but rose 0.3% against the pound.

A relentlessly deteriorating housing market had caused alarm in the sub-prime mortgage loan sector, where lax lending standards in a low interest rate environment, had driven foreclosure rates inexorably higher. The problem had been exacerbated over the years by the business of securitizing the loans. They would be sliced, diced and repackaged for handsome fees into other securities, then sold on in their billions worldwide to financial institutions, which purchased them by issuing commercial paper, over the cost of which an effortless profit could apparently be made.

At one level this spreads the loan risk. But when the originator is removed from those taking the risk another is created. Like the banking business in its simplest form, everything depends on confidence. When it became obvious that these securities, many of them rated A or higher, were ultimately backed by sub-prime and not so sub-prime mortgages with questionable repayment prospects, confidence evaporated. The asset-backed commercial paper market contracted sharply. Banks stopped lending to each other. The structured investment vehicles, their investors and sponsoring banks would have to bear huge losses, but which ones and how much?

The Fed's first response to the liquidity and resulting economic threats was to reduce the discount rate, (the rate it will lend to banks), by 50 basis points (0.50%) on August 17, 2007 and another 100 basis points (1.00%) in three steps by year end, with matching cuts in the federal funds rate.

But it was no good. Using the discount window had a stigma attached to it while the liquidity problem was not an overnight one. The one-month London Interbank Offered Rate ("LIBOR") continued to rise even as the Fed eased. A procession of financial institutions announced heavy write-downs of mortgage-backed assets, along with various capital saving and raising initiatives, including the tapping of billions of dollars from sovereign wealth funds based in the Middle-East and Asia, surely a development of historic significance.

The spread between the one-month LIBOR and the federal funds rate only drifted down after the announcement of coordinated central bank action to add liquidity where it was needed including in the U.S., the use of a "term auction facility" where loans would be auctioned and broader forms of collateral would be accepted.

But by year end global economic conditions were still clearly weakening and many felt that the U.S. might already be in or on the cusp of recession.

In U.S. fixed income markets' the Treasury yield curve steepened in the first half and continued to do so in the second. The yield on the ten-year Treasury Note fell 100 basis points (1.00%) to 4.03%, while the yield on the three-month Bill fell 153 basis points (1.53%) to 3.14%. The broader Lehman Brothers® Aggregate Bond Index(2) ("LBAB") of investment grade bonds returned 5.93% for the first half of the reporting period and 6.97% for the year ended December 31, 2007.

U.S. equities, represented by the Standard & Poor's 500® Composite Stock Price Index(3) ("S&P 500® Index") including dividends, lost 1.4% in the second half, with the worst fourth quarter since 2000, after gaining 7% through June. For a while, as the events described above played out, investors seemed to believe that the Fed had the will and the tools to keep any down turn brief. The S&P 500® Index actually made a new high on October 9, 2007. For the year ended December 31, 2007, the S&P 500® Index returned 5.49%. But, the sense that a serious crisis was only just beginning to unfold and a succession of earnings disappointments especially among the financials sector, increasingly weighed on sentiment as the year wound down. Bizarrely, gross domestic product ("GDP") growth was being reported at a brisk 4.9% for the third quarter,

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2007

even as S&P 500 companies were reporting a decline in operating profits, the first fall in more than five years.

Internationally, the MSCI Japan® Index(4) slumped 15.8% in the second half of the reporting period on a resumption of falling consumer prices and fading global growth, while the strengthening yen threatened all-important exports. For the year ended December 31, 2007, the MSCI Japan® Index lost 4.23%. The MSCI Europe ex UK® Index(5) lost 4.8% in the second six months of the reporting period. A first half rally gave way to nervousness in mid-July after another rate increase and turned into a rout as the sub-prime debacle took shape. U.S. rate cuts were not reciprocated by the European Central Bank, which, with headline inflation up to 3.1%, confined its response to making liquidity available to the banking system, a staggering €500 billion on December 18, 2007. In the UK, stocks surged into the summer making the August 2007 slide even more violent than in continental Europe. But similar inflation worries limited the Bank of England to one 0.25% rate reduction despite a clearly weakening housing market. The MSCI UK® Index(5) fell 1.4% in the second half of the reporting period and returned 8.36% for the year ended December 31, 2007.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada Australia, New Zealand and the Far East.

(2)  The LBAB Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float rising adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING VP REAL ESTATE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Real Estate Portfolio (the "Portfolio") seeks total return. The Portfolio is managed by T. Ritson Ferguson, Chief Investment Officer and Managing Director and Joseph P. Smith, CFA, Managing Director, of ING Clarion Real Estate Securities L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of (16.16)% compared to the Morgan Stanley Capital International ("MSCI") U.S. REIT® Index(1), which returned (16.82)% for the same period.

Portfolio Specifics: 2007 was a tough year for real estate stocks. Despite the receipt of a healthy 4% dividend, real estate investment trusts ("REITs") suffered one of the worst years ever, falling almost 17% (much of it during the fourth quarter). For the first time since 1999, real estate stocks fell in 2007. The fourth quarter return was one of the lowest quarterly returns in the history of the various REIT indices. After several years of optimism, we now observe abject pessimism about property. The year began with plenty of confidence and optimism for real estate. Though real estate fundamentals have remained, in our opinion, generally healthy, confidence about the future prospects eroded as the year progressed. At first, the concern was about rising interest rates and the need for real estate to be re-priced to remain competitive in a world of higher fixed-income yields. By the second half of the year, however, it was concerns about the downside that affected real estate stock prices. A spreading financial sector crisis emanating from a sharp slowdown in the U.S. residential market and increasing defaults in sub-prime mortgage loans caused confidence to slip and expectations for economic growth to fall. By year-end, the concern had shifted from runaway growth and inflation to whether the U.S. might slip into recession with spillover effects to the rest of the world's economies.

We managed to mitigate the downside. Good stock selection helped us outperform the benchmark for the fourth quarter and the year. Our overweighting of health care, especially during the fourth quarter, was a positive contributor to relative performance from sector allocation. Stock picking was a positive contributor in almost all sectors, especially industrial, shopping centers, malls and health care. Only our stock selection in office and apartments failed to add value. 2007 was a trying year across the board as only the health care sector managed to avoid posting negative returns for the quarter and the year.

Current Strategy and Outlook: Economic outlook is the key to our forecast. Real estate demand is a function of economic growth. There is reason for concern. Our expectation is for a significant slowdown in the U.S. economy, possibly even a mild recession. If the Federal Reserve Board and U.S. government remain vigilant and committed to mitigating the effects of the present financial crisis on wider economic activity, we expect a recovery in the second half of the year. In our opinion, real estate stocks already incorporate a recession scenario, thereby mitigating further downside for real estate stocks if this scenario comes to pass.

If there is a silver lining to the storm clouds that gathered over the property sector in 2007, it is that we believe real estate stocks are poised to deliver positive returns in 2008. Valuations at year-end incorporate a fairly pessimistic view of the economy and real estate values.

They say that "hope springs eternal," but it is apparent that investors' expectations for real estate are gloomy as we start 2008. Furthermore, the news flow will likely be getting worse in terms of private market real estate. More headlines about declining home prices, sub-prime mortgage write-offs, and higher residential mortgage delinquencies are a virtual certainty which will affect the general mood about real estate of all types: residential and commercial. More directly relevant to the commercial real estate companies we invest in will be the flow of data suggesting that private market real estate values are coming down. Unwinding over-leveraged real estate deals done before the current credit market turmoil and redemptions in open-end real estate funds that cause forced sales may create some pressure on cap rates and produce some sensational headlines about real estate value declines. All this considered, we believe, it will be hard for real estate stocks to mount a sustainable and meaningful rally early-on in 2008. Accordingly, we expect volatility to stay with us for the early part of the year.

With gross domestic product ("GDP") growth expected to decelerate from 2% in 2007 to 0% to 1% in 2008 as earnings growth for economically-sensitive property sectors will slow faster. For this reason we are overweight defensive property types, including dominant regional malls, health care REITs, and neighborhood shopping centers. We are underweight cyclical property types including hotels, office, and apartments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings
as of December 31, 2007
(as a percent of net assets)

Simon Property Group, Inc.	9.2%
Prologis	7.4%
Boston Properties, Inc.	5.7%
Vornado Realty Trust	4.5%
Ventas, Inc.	4.5%
Regency Centers Corp.	4.4%
Federal Realty Investment Trust	3.8%
AvalonBay Communities, Inc.	3.5%
HCP, Inc.	3.4%
Host Hotels & Resorts, Inc.	3.3%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP REAL ESTATE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	Since Inception of Class I May 3, 2004		Since Inception of Class S May 13, 2005
Class I	(16.16)%	17.37%		—
Class S	(16.34)%	—		11.18%
MSCI U.S. REIT® Index(1)	(16.82)%	16.43	%(2)	10.11	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Real Estate Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charge and incurs no operating expense. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The Index represents approximately 85% of the U.S. REIT market.

(2) Since inception performance for the index is shown from May 1, 2004.

(3) Since inception performance for the index is shown from May 1, 2005.

ING VP MIDCAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP MidCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Richard Welsh, Portfolio Manager and Jeff Bianchi, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 25.74% compared to the Russell Midcap® Growth Index(1) and the Russell Midcap® Index(2), which returned 11.43% and 5.60%, respectively, for the same period.

Portfolio Specifics: Although real growth for fourth quarter 2007 is expected to weaken to about 1%, the nine-month average was in line with long-term gross domestic product ("GDP") potential at 3.1%. S&P 500 operating earnings surprised to the upside during this period as well. The market was further supported by attractive valuations, particularly relative to other asset categories. From a style perspective, however, growth stock performance relative to value improved dramatically, particularly during the second half. For the year, the Russell Midcap® Growth Index outperformed the Russell Midcap® Value Index by 1300 basis points. Growth typically outperforms value in a period of high inflation and slowing economic and earnings growth.

The commodities-related energy and materials sectors were the strongest performers with gains of 49% and 26%, respectively. Energy was spurred by the backdrop of a 43% increase in crude oil prices and a 19% gain in natural gas. The industrials sector was up 22%, boosted in part by strength in construction and engineering stocks.

The consumer discretionary sector had a negative return of 8% led by automobiles and multi-line retail industries. Consumer discretionary stocks started discounting deceleration in consumer spending as a consequence of tighter credit standards, lower confidence and energy prices. The telecommunications services sector fell 6% in large measure due to weakness in the diversified services segment. The financials sector was up 4% with results being held back by weakness in consumer finance and real estate related industries.

The Portfolio's outperformance was primarily due to stock selection, with eight of ten sectors positive for the year. These sectors included consumer discretionary, industrials, health care, information technology, financials, materials and consumer staples.

McDermott International, Inc., an engineering services company, was the major contributor to results. The company's oil and gas business benefited from strong demand for offshore platforms and pipelines. From a regional standpoint, revenue growth accelerated in the Middle East, Asia Pacific and the Caspian regions, and backlog execution was good. The Mosaic Co. benefited from strong demand for agricultural nutrients. Earnings expectations were revised substantially higher. Integrated oil company, Hess Corp., was one of the few exploration and production companies that actually grew their oil reserves. Late in 2007, there was news of a substantial oil reservoir find offshore Brazil, adjacent to one of Hess Corp.'s properties — leading some to speculate enormous reserve potential.

Broadcom Corp. detracted the most from relative performance as earnings estimates were revised downward due to spending on new programs. Another significant detractor was technology firm Network Appliance, Inc.

Current Strategy and Outlook: We expect the equity markets to continue to feel the impact of housing and financial dislocations, thereby pressuring corporate profits. We anticipate increased volatility during the near-term as we attempt to quantify the damage associated with credit dislocations, real-estate losses and declining confidence. The Portfolio has been positioned more conservatively in anticipation of this backdrop.

From an investment perspective, sharply declining equity markets historically present opportunities. As unwelcome as market volatility and uncertainty are, volatility can result in opportunistic stock purchases. We continuously seek companies that exhibit strong relative business momentum and market recognition at appropriate valuation levels.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Respironics, Inc.	2.6%
Mosaic Co.	2.6%
NRG Energy, Inc.	2.6%
St. Jude Medical, Inc.	2.3%
Invesco Ltd.	2.3%
Fiserv, Inc.	2.2%
Gildan Activewear, Inc.	2.2%
TJX Cos., Inc.	2.1%
Roper Industries, Inc.	2.1%
Activision, Inc.	2.0%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP MIDCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class I May 5, 2000		Since Inception of Class S May 7, 2001
Class ADV	25.00%	—	24.85%		—		—
Class I	25.74%	17.91%	—		0.36%		—
Class S	25.47%	17.70%	—		—		5.44%
Russell Midcap® Growth Index(1)	11.43%	17.90%	11.43	%(3)	0.83	%(4)	6.38	%(5)
Russell Midcap® Index(2)	5.60%	18.21%	5.60	%(3)	8.62	%(4)	9.93	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP MidCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contract, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.

(2) The Russell Midcap® Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 26% of the total market capitalization of the Russell 1000® Index.

(3) Since inception performance for the indices is shown from January 1, 2007.

(4) Since inception performance for the indices is shown from May 1, 2000.

(5) Since inception performance for the indices is shown from May 1, 2001.

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP SmallCap Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Steve Salopek, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 10.07%, compared to the Russell 2000® Growth Index(1) and the Russell 2000® Index(2), which returned 7.05% and (1.57)%, respectively, for the same period.

Portfolio Specifics: Small-cap growth stocks, as measured by the Russell 2000® Growth Index lagged behind large- and mid-cap growth stocks for 2007. Small-cap stocks were hurt by concerns about the housing market and the credit crunch, which led to increased volatility. Despite the federal rate cuts, the market faced considerable headwinds. Issues surrounding the credit markets heightened in July and August and then again in November, and concerns about credit availability affected banks and financial firms and began to spread into the consumer discretionary sector, including retailers and retail real estate investment trusts ("REITS"). However, 2007 proved to be positive for small-caps in that growth beat value for the first time since 2003 and active managers outperformed their benchmarks, due to size and quality biases in the market.

Stock selection within financials, health care and energy were the main performance drivers over the year. Our underweight in consumer discretionary contributed to performance, though it was mostly offset by security selection in that sector. Stock selection in consumer staples and consumer discretionary detracted most from results.

BioMarin Pharmaceuticals, Inc. and WebEx Communications, Inc. contributed significantly to performance over the period. BioMarin Pharmaceuticals, Inc. develops and commercializes therapeutic enzyme products. The company received FDA approval in late 2007 for a drug called Kuvan for the treatment of Phenylketonuria, an inherited metabolic disorder. WebEx Communications, Inc. engages in the development and marketing of web services. On March 15, 2007, Cisco Systems announced that it would acquire WebEx Communications, Inc. at $57 per share in cash, which represented a 23% premium to the stock price. Among industrials, FTI Consulting, Inc. was an important contributor.

Xyratex Ltd., Salix Pharmaceuticals Ltd. and Pantry Inc. were among the largest detractors from performance over the period. Xyratex Ltd., which makes test equipment for disk drives, had a downturn in sales as its largest customer, Seagate, temporarily stopped placing orders. Seagate acquired disk drive manufacturer Maxtor and is utilizing Maxtor's test equipment rather than placing new orders. We continue to hold a position in the company, as we believe that once Seagate has worked through their excess capacity it will resume placing orders with Xyratex Ltd.

Salix Pharmaceuticals Ltd. is a specialty pharmaceutical company that focuses on the treatment of gastrointestinal disorders. In December, the FDA unexpectedly approved a generic version for their flagship product, Colazal, used for the treatment of ulcerative colitis. We continue to hold the stock as the company has plans to offset this generic impact through the approval and launch of pipeline products such as Colazal tablets and granulated Mesalamine. The company has a significant cash position and a clean balance sheet. Therefore, we believe that the company has the financial strength to overcome these challenges.

Current Strategy and Outlook: We continue to focus on companies with strong balance sheets and cash-flow generation capabilities. We believe we are defensively positioned within the financials sector, and have exposure to banks, diversified financials, and insurance. We are underweight REITS, as we think that the real estate market is overextended. Within health care, the Portfolio continues to be positioned to gain from the strong demands and needs for behavioral health providers, health care equipment suppliers with niche franchises and disease management providers. We are underweight biotech stocks due to risk and valuation considerations, and we have no exposure to Medicaid managed care providers due to the deteriorating reimbursement environment. Our technology exposure is in software and services, hardware and equipment and semiconductors.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

FTI Consulting, Inc.	1.4%
Hologic, Inc.	1.2%
Carrizo Oil & Gas, Inc.	1.2%
Ansys, Inc.	1.1%
Greif, Inc.	1.1%
Trizetto Group	1.1%
Digital Realty Trust, Inc.	1.1%
Verigy Ltd.	1.1%
BioMarin Pharmaceuticals, Inc.	1.1%
Vistaprint Ltd.	1.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007

	1 Year	5 Year	10 Year	Since Inception of Class S May 3, 2001
Class I	10.07%	15.61%	8.95%	—
Class S	9.83%	15.35%	—	(0.15)%
Russell 2000® Growth Index(1)	7.05%	16.50%	4.32%	5.48	%(3)
Russell 2000® Index(2)	(1.57)%	16.25%	7.08%	8.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP SmallCap Opportunities Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolios, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Total returns reflect that the Investment Adviser may have waived or recouped fees and expenses otherwise payable by the Portfolio.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 2000® Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.

(2) The Russell 2000® Index is an unmanaged index that measures the performance of securities of small U.S. companies.

(3) Since inception performance for the indices is shown from May 1, 2001.

ING VP FINANCIAL SERVICES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP Financial Services Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Steven L. Rayner, Portfolio Manager and Robert M. Kloss, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of (12.47)% compared to the Standard & Poor's 500 Financials Index(1) ("S&P 500 Financials Index") and the Standard & Poor's 500® Composite Stock Price Index(2) ("S&P 500® Index"), which returned (18.41)% and 5.49%, respectively, for the same period.

Portfolio Specifics: During 2007, extreme volatility in financial stocks was driven by a series of investor concerns initially centering on sub-prime mortgage credit, which grew into a full-blown systemic liquidity crisis by the fall. A Federal Reserve Board ("Fed") interest rate cut in September 2007, spurred a recovery to nearly break-even for the year. But then a torrent of sub-prime mortgage-related losses and write downs cast a pall over the entire financial sector, and raised fears of a spillover to other sectors. Subsequent interest rate cuts by the Fed failed to stem the tide, and growing expectations of a recession in 2008 blunted attempts at a turnaround. Financial stocks sold off aggressively in the fourth quarter.

The Portfolio benefited from our caution towards mortgage-related stocks early in 2007 and we continued to shift the Portfolio's tilt to a decidedly more defensive stance throughout the year, including using the autumn rally to further reduce our credit- and capital markets-exposed holdings.

Insurance stocks, including life and property/casualty companies, were the largest contributors to performance in the period, as both our overweight positioning and individual stock selection benefited results. Stock selection in the bank group produced strong relative results, as we biased our selections toward less credit-exposed entities. We also enjoyed both a favorable allocation and good individual stock selection in the diversified financial area, which includes the big universal banks and exchanges.

Stock selection in the real estate investment trust ("REIT") space was a slight detractor, though we were underweight the sector, which declined in line with financials as a whole. Also, a slight overweight allocation to capital markets stocks produced underperformance in that sub-group.

Our life insurance holdings Principal Financial Group, Inc., Stancorp Financial Group, Inc., Assurant, Inc., Aflac, Inc., Protective Life Corp. and MetLife, Inc. performed well, benefiting from a flight to safety as credit-related problems spread. For similar reasons, property/casualty insurers W.R. Berkley Corp., Axis Capital (sold) and broker Willis Group Holdings Ltd. were significant positive contributors.

In a weak market for bank stocks, our selections including Cullen/Frost Bankers, Inc., U.S. Bancorp, PNC Financial Services Group, Inc. and Prosperity Bancshares, Inc., produced strong relative outperformance. Our avoidance of Washington Mutual and our underweight in Citigroup, Inc. also contributed to relative outperformance. Within the diversified financial sub-group, our holding of the large German securities exchange Deutsche Boerse AG, soared 71% and was the single biggest contributor among our holdings.

The biggest detractor from performance was bond guarantor MBIA, Inc., which declined due to exposure to collateralized debt obligations. A small position in online broker E*Trade Financial Corp. (sold) hurt performance when credit problems in its banking operations overshadowed solid brokerage results.

Current Strategy and Outlook: The prospect of continued credit deterioration and the potential for a U.S. recession have prompted us to maintain a net defensive position in the Portfolio. We have retained some capital markets, banking and related positions, recognizing that the prospect of Fed rate cuts, possible fiscal stimulus, new capital entering the sector and improving valuations could produce a change in sentiment at some point.

We remain cautious on companies dependent on credit or strong economic growth. Our earlier fears that the housing and credit-related downturn could worsen and spread to other parts of the economy are now being realized. We continue to favor companies with defensive characteristics that might hold up relatively well in a downturn, while remaining attentive for signs that the worst is behind us and a more aggressive stance might be warranted.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

JPMorgan Chase & Co.	5.6%
Wells Fargo & Co.	4.9%
American International Group, Inc.	4.9%
Bank of America Corp.	4.5%
US Bancorp.	4.3%
Citigroup, Inc.	3.3%
Principal Financial Group, Inc.	3.0%
State Street Corp.	2.9%
Protective Life Corp.	2.9%
Wachovia Corp.	2.8%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP FINANCIAL SERVICES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007

	1 Year	Since Inception of Classes I and S May 3, 2004
Class I	(12.47)%	6.11%
Class S	(12.64)%	5.88%
S&P 500 Financials Index(1)	(18.41)%	3.80	%(3)
S&P 500® Index(2)	5.49%	10.03	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Financial Services against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Financials Index is a capitalization-weighted index of all stocks designed to measure the performance of the financial sector of the S&P 500® Index.

(2) The S&P 500® Index is an unmanaged index that measures the performance of the securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from May 1, 2004.

ING VP HIGH YIELD BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP High Yield Bond Portfolio (the "Portfolio") seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Randall Parrish*, CFA Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 2.19% compared to the Lehman Brothers® High Yield Bond Index(1) and the Lehman Brothers® High Yield Bond-2% Issuer Constrained Composite Index(2), which returned 1.87% and 2.26%, respectively, for the same period.

Portfolio Specifics: U.S. volatility returned to the high yield market in 2007, after more than three years of fairly stable gains. Investors shrugged off the first signs of sub-prime distress in late winter and the Lehman Brothers Composite benchmark reached an all-time tight spread in late May. Near-daily leveraged buyout ("LBO") announcements were eagerly financed by previously obscure leveraged financial structures known as collateralized debt obligations ("CDOs") and investors continued to reach for yield by taking more risk.

Fewer than 60 days later, the Standard & Poor's 500® Composite Stock Price Index was down 10%, the 10-year Treasury yield was down 0.60% below its peak and the spread of the high yield index had widened by 1.80%. Risky asset markets recovered briefly in late fall, driven by anticipation of federal funds rate cuts, but collapsed under the weight of tightened credit conditions and the bad news from the financial and housing sectors. By year-end stocks and high yield bonds were selling off sharply, as investors realized that the root of the problem was not merely sub-prime mortgages but the risk that a severe credit crisis would send the U.S. economy into recession.

For the full year, quality positioning was a slight drag on performance. The Portfolio benefited from its overweight in lower quality bonds in the first half of the year, but suffered slightly more from the same positioning in the second half.

The sector calls that were most impactful to Portfolio performance versus its Lehman Brothers Composite benchmark were our consistent underweights of the homebuilding and financial sectors, both of which significantly underperformed the market in 2007. The most notable detractor from performance was our underweight in the utilities sector in the second half of the year, when the sharp drop in Treasury rates supported prices in these more rate-sensitive names.

Consistent with its strategy, the Portfolio relied primarily on individual security selection to drive performance. Contributions generally came in small increments across a broad range of industries, most notably in chemicals and wireless devices. The Portfolio also gained versus the Lehman Brothers Composite benchmark from its avoidance of some of the worst performing bonds, though positions in equipment rental firm Neff Corp. and homebuilder, Stanley Martin were significant negatives for the year.

Current Strategy and Outlook: In our opinion, the continuing woes of the housing and financial sectors have increased the probability of a recession in the United States in 2008. With consumers facing higher food and energy prices, and with falling house prices making it difficult to refinance out of resetting mortgages, a significant slowdown in employment could prove to be the straw that breaks the camel's back. We expect the Federal Reserve Board to continue to lower interest rates in an effort to keep the job market and the consumer afloat, but the near term outlook is less than clear.

That being said, current spreads price in a higher level of defaults than we foresee the next two years, which suggests a positive excess return over coming quarters. We continue to closely watch the general economic data for signs that the economic slowdown may prove more severe or more lasting than we expect.

In the last two months, we have increased the Portfolio's weighting in BB-rated bonds, reduced exposure to CCC bonds, reduced risk in more cyclical sectors, added more defensive positions and moved to more senior parts of the capital structure of the names we own. When we feel more comfortable with the economic outlook or spreads widen to more attractive valuations, we will look to take advantage of the opportunities that may arise.

*  Effective March 1, 2007, Greg Jacobs and Kurt Kringelis are no longer Portfolio Managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

HCA, Inc., 9.625%, due 11/15/16	1.2%
Ford Motor Co., 8.597%, due 11/29/13	1.1%
General Motors Corp., 8.375%, due 07/15/33	1.0%
Idearc, Inc., 8.000%, due 11/15/16	1.0%
Rural Cellular Corp., 8.124%, due 06/01/13	1.0%
Intelsat Bermuda Ltd., 11.250%, due 06/15/16	1.0%
Ford Motor Credit Co., 9.875%, due 08/10/11	1.0%
R.H. Donnelley Corp., 6.875%, due 01/15/13	1.0%
Waste Services, Inc., 9.500%, due 04/15/14	0.9%
Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	0.9%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP HIGH YIELD BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S April 29, 2005†
Class ADV	1.18%	—	—	1.17%		—
Class I	2.19%	7.55%	2.13%	—		—
Class S	1.85%	—	—	—		5.01%
Lehman Brothers® High Yield Bond Index(1)	1.87%	10.90%	5.51%	1.87	%(3)	7.12	%(4)
Lehman Brothers® High Yield Bond - 2% Issuer Constrained
Composite Index(2)	2.26%	10.75%	5.59%	2.26	%(3)	6.89	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP High Yield Bond Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

†  On May 1, 2006, all outstanding shares of Class S were fully redeemed. On December 29, 2006, Class S recommenced operations. The returns for Class S include the performance of Class I, adjusted to reflect the higher expenses of Class S, for the period of May 2, 2006 to December 28, 2006.

(1) The Lehman Brothers® High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment grade.

(2) The Lehman Brothers® High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that measures the performance of fixed-income securities. The Composite Index more closely tracks the types of securities in which the Fund invests than the Lehman Brothers High Yield Bond Index.

(3) Since inception performance of the indices is shown from January 1, 2007.

(4) Since inception performance of the indices is shown from May 1, 2005.

ING VP INTERNATIONAL VALUE PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING VP International Value Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Philip A. Schwartz, CFA, Senior Vice President and Director of International Investment Strategy of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2007, the Portfolio's Class I shares provided a total return of 13.44% compared to the Morgan Stanley Capital International — Europe, Australasia and Far East ("MSCI EAFE®") Index(1), which returned 11.17% for the same period.

Portfolio Specifics: Positive security selection helped lead performance for the year, particularly our selection within industrials and consumer discretionary. Furthermore, our overweight and selection in utilities proved successful, as was selection in financials. On a regional level, allocation to North America and to emerging markets provided positive contributions. Security selection was positive in Europe.

Our selection in materials and information technology proved unsuccessful. In addition, our underweight and selection in health care detracted from the result. An underweight of materials detracted from results. Regionally, our underweight in Europe detracted from but did not completely erase the contribution there from security selection. Also unfavorable were an underweight of Australia and an overweight of Japan.

Bombardier, Inc., a Canadian maker of aircraft and railroad equipment, was the top contributor to results for the period. Unilever NV, a Dutch manufacturer of food and home personal care products saw shares appreciate due to increased third quarter sales and confidence that it would meet its 2007 sales and margin targets. Brazilian oil company Petroleo Brasileiros SA, rose considerably after announcing the discovery of a vast oil field. The Finnish-based energy company, Fortum OYJ, was positively impacted due to the rising price of oil.

The Korean electronics corporation, Samsung saw shares decline as operating profit declined due to sliding chip prices. AXA S.A., the French financial service company, suffered as indiscriminate selling of financial stocks continued. Mitsubishi Holdings and SBI Holdings were the greatest detractors from results for the period.

Current Strategy and Outlook: We believe with the possibility of a U.S. recession and slowing of global growth, the outlook for international markets has been tepid. Based upon our view, we have taken a more defensive stance, in particular we have increased cash, decreased our emerging markets exposure. However, on the positive side, this type of situation, in our opinion, has the potential to create an environment in which certain securities can be bought at depressed values.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*
as of December 31, 2007
(as a percent of net assets)

Unilever NV	4.3%
Hitachi Ltd.	3.6%
European Aeronautic Defence and Space Co. NV	3.0%
Royal KPN NV	2.6%
Toyota Motor Corp.	2.3%
Daito Trust Construction Co., Ltd.	2.2%
AXA SA ADR	2.2%
Bombardier, Inc. - Class B	2.2%
TeliaSonera AB	2.2%
East Japan Railway Co.	2.1%

*  Excludes short-term investments related to ING Institutional Prime Money Market Fund and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS' REPORT

ING VP INTERNATIONAL VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2007
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 29, 2006		Since Inception of Class S March 19, 2002
Class ADV	12.63%	—	—	12.56%		—
Class I	13.44%	19.63%	12.74%	—		—
Class S	13.06%	19.25%	—	—		12.26%
MSCI EAFE® Index(1)	11.17%	21.59%	8.66%	11.17	%(2)	14.90	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP International Value Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

(2) Since inception performance for the index is shown from January 1, 2007.

(3) Since inception performance for the index is shown from April 1, 2002.

Prior to July 1, 2002, the portfolio was sub-advised by a different sub-adviser.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The first section of the table shown, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

ING VP Real Estate Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class I	$1,000.00	$903.40	0.92%	$4.41
Class S	1,000.00	902.60	1.17	5.61
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.57	0.92%	$4.69
Class S	1,000.00	1,019.31	1.17	5.96
ING VP MidCap Opportunities Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,090.90	1.40%	$7.38
Class I	1,000.00	1,093.80	0.90	4.75
Class S	1,000.00	1,091.90	1.10	5.80
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,018.15	1.40%	$7.12
Class I	1,000.00	1,020.67	0.90	4.58
Class S	1,000.00	1,019.66	1.10	5.60

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING VP SmallCap Opportunities Portfolio	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2007*
Actual Portfolio Return
Class I	$1,000.00	$978.60	0.90%	$4.49
Class S	1,000.00	977.50	1.10	5.48
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.66	1.10	5.60
ING VP Financial Services Portfolio
Actual Portfolio Return
Class I	$1,000.00	$873.20	0.80%	$3.78
Class S	1,000.00	872.10	1.05	4.95
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,019.91	1.05	5.35
ING VP High Yield Bond Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$983.80	1.22%	$6.10
Class I	1,000.00	989.80	0.72	3.61
Class S	1,000.00	985.50	0.92	4.60
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,021.58	0.72	3.67
Class S	1,000.00	1,020.57	0.92	4.69
ING VP International Value Portfolio
Actual Portfolio Return
Class ADV	$1,000.00	$1,027.00	1.50%	$7.66
Class I	1,000.00	1,030.20	1.00	5.12
Class S	1,000.00	1,028.30	1.20	6.13
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,017.64	1.50%	$7.63
Class I	1,000.00	1,020.16	1.00	5.09
Class S	1,000.00	1,019.16	1.20	6.11

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
ING Variable Products Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING VP Real Estate Portfolio, ING VP MidCap Opportunities Portfolio, ING VP SmallCap Opportunities Portfolio, ING VP Financial Services Portfolio, ING VP High Yield Bond Portfolio, and ING VP International Value Portfolio, each a series of ING Variable Products Trust, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2007, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2008

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Real Estate Portfolio	ING VP MidCap Opportunities Portfolio	ING VP SmallCap Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$146,321,767	$122,101,757	$185,089,444
Short-term investments in affiliates at amortized cost	—	2,225,000	3,750,000
Short-term investments at amortized cost	2,138,638	28,173,896	55,219,826
Cash	714,208	891	251
Foreign currencies at value**	—	50,177	—
Receivables:
Investment securities sold	1,781,224	1,980,516	1,496,895
Fund shares sold	816,479	34,091	71,216
Dividends and interest	1,266,877	55,354	117,413
Total assets	153,039,193	154,621,682	245,745,045
LIABILITIES:
Payable for investment securities purchased	2,042,583	742,480	1,578,864
Payable for fund shares redeemed	129,122	831,785	156,958
Payable upon receipt of securities loaned	—	27,919,896	54,835,826
Payable to affiliates	118,820	103,129	165,718
Payable for trustee fees	1,750	1,560	4,605
Other accrued expenses and liabilities	54,998	71,440	96,498
Total liabilities	2,347,273	29,670,290	56,838,469
NET ASSETS	$150,691,920	$124,951,392	$188,906,576
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$161,026,297	$138,555,979	$153,427,247
Undistributed net investment income	—	—	10,722
Accumulated net realized gain (loss) on investments and foreign currency related transactions	14,283,214	(24,391,271)	24,408,046
Net unrealized appreciation or depreciation on investments and foreign currency related transactions	(24,617,591)	10,786,684	11,060,561
NET ASSETS	$150,691,920	$124,951,392	$188,906,576
+ Including securities loaned at value	$—	$27,014,175	$52,590,351
* Cost of investments in securities	$170,939,358	$111,314,983	$174,028,883
** Cost of foreign currencies	$—	$50,267	$—
Class ADV:
Net assets	n/a	$1,276	n/a
Shares authorized	n/a	unlimited	n/a
Par value	n/a	$0.01	n/a
Shares outstanding	n/a	125	n/a
Net asset value and redemption price per share	n/a	$10.20	n/a
Class I:
Net assets	$112,839,883	$91,459,392	$83,694,576
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	7,383,044	8,917,780	3,808,521
Net asset value and redemption price per share	$15.28	$10.26	$21.98
Class S:
Net assets	$37,852,037	$33,490,724	$105,212,000
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	2,479,064	3,316,877	4,853,394
Net asset value and redemption price per share	$15.27	$10.10	$21.68

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2007

	ING VP Financial Services Portfolio	ING VP High Yield Bond Portfolio	ING VP International Value Portfolio
ASSETS:
Investments in securities at value+*	$69,567,769	$82,315,690	$517,320,480
Short-term investments in affiliates at amortized cost	2,925,000	6,100,000	13,400,000
Short-term investments at amortized cost	1,390,000	213,000	73,671,924
Cash	4,355	—	147,856
Foreign currencies at value**	174	—	4,661,327
Receivables:
Investment securities sold	—	2,027,685	—
Fund shares sold	1,532,228	37,188	376
Dividends and interest	119,316	1,729,180	599,833
Unrealized appreciation on swap agreements	—	267,352	—
Prepaid expenses	—	—	248
Reimbursement due from manager	8,714	—	127,733
Total assets	75,547,556	92,690,095	609,929,777
LIABILITIES:
Payable for investment securities purchased	—	535,991	3,863,358
Payable for fund shares redeemed	288	199,660	3,202,552
Payable upon receipt of securities loaned	—	—	72,584,924
Upfront payments received on swap agreements	—	163,987	—
Unrealized depreciation on swap agreements	—	123,947	—
Income distribution payable	—	1,869,070	—
Payable to affiliates	68,829	59,679	500,031
Payable to custodian due to bank overdraft	—	25,363	—
Payable for trustee fees	1,718	3,903	5,823
Other accrued expenses and liabilities	50,323	47,252	221,236
Total liabilities	121,158	3,028,852	80,377,924
NET ASSETS	$75,426,398	$89,661,243	$529,551,853
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$74,363,520	$99,632,705	$430,098,338
Undistributed net investment income (distributions in excess of net investment income)	11,179	(4,924)	152,688
Accumulated net realized gain (loss) on investments, foreign currency related transactions, and swaps	3,013,440	(6,321,191)	76,235,643
Net unrealized appreciation or depreciation on investments, foreign currency related transactions, and swaps	(1,961,741)	(3,645,347)	23,065,184
NET ASSETS	$75,426,398	$89,661,243	$529,551,853
+ Including securities loaned at value	$—	$—	$69,238,685
* Cost of investments in securities	$71,529,507	$86,104,442	$494,252,349
** Cost of foreign currencies	$177	$—	$4,680,622
Class ADV:
Net assets	n/a	$961	$960
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.01	$0.01
Shares outstanding	n/a	335	68
Net asset value and redemption price per share	n/a	$2.87	$14.21
Class I:
Net assets	$3,580,425	$89,659,328	$515,883,171
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.01	$0.01	$0.01
Shares outstanding	332,172	31,161,676	36,223,799
Net asset value and redemption price per share	$10.78	$2.88	$14.24
Class S:
Net assets	$71,845,973	$954	$13,667,722
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.01	$0.01
Shares outstanding	6,671,342	331	949,488
Net asset value and redemption price per share	$10.77	$2.88	$14.39

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Real Estate Portfolio	ING VP MidCap Opportunities Portfolio	ING VP SmallCap Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,273,872	$365,436	$1,475,848
Interest(1)	193,226	148,664	242,627
Securities lending income	—	30,844	232,351
Total investment income	4,467,098	544,944	1,950,826
EXPENSES:
Investment management fees	1,463,965	798,978	1,520,206
Distribution and service fees:
Class ADV	—	8	—
Class S	109,566	84,078	296,608
Transfer agent fees	730	376	274
Administrative service fees	194,852	106,530	202,693
Shareholder reporting expense	47,516	11,814	26,563
Registration fees	123	203	341
Professional fees	42,865	11,428	28,362
Custody and accounting expense	31,175	6,900	31,025
Trustee fees	7,518	2,500	7,300
Miscellaneous expense	8,291	4,497	7,804
Interest expense	2,276	—	1,465
Total expenses	1,908,877	1,027,312	2,122,641
Net waived and reimbursed fees	—	(500)	(61,740)
Net expenses	1,908,877	1,026,812	2,060,901
Net investment income (loss)	2,558,221	(481,868)	(110,075)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	17,030,634	23,754,140	29,418,968
Foreign currency related transactions	—	(120)	—
Net realized gain on investments and foreign currency related transactions	17,030,634	23,754,020	29,418,968
Net change in unrealized appreciation or depreciation on:
Investments	(56,932,333)	540,922	(9,571,655)
Foreign currency related transactions	—	(90)	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(56,932,333)	540,832	(9,571,655)
Net realized and unrealized gain (loss) on investments and foreign currency related transactions	(39,901,699)	24,294,852	19,847,313
Increase (decrease) in net assets resulting from operations	$(37,343,478)	$23,812,984	$19,737,238
* Foreign taxes withheld	$3,546	$—	$—
(1) Affiliated income	$—	$101,135	$159,141

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2007

	ING VP Financial Services Portfolio	ING VP High Yield Bond Portfolio	ING VP International Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,960,158	$63,123	$12,797,571
Interest(1)	154,773	8,357,926	1,009,307
Securities lending income	—	—	454,137
Total investment income	2,114,931	8,421,049	14,261,015
EXPENSES:
Investment management fees	652,126	559,310	5,155,227
Distribution and service fees:
Class ADV	—	8	8
Class S	207,232	4	26,197
Transfer agent fees	342	569	623
Administrative service fees	86,949	96,432	515,517
Shareholder reporting expense	17,199	25,511	97,961
Registration fees	143	149	915
Professional fees	18,366	23,360	76,978
Custody and accounting expense	17,474	23,725	275,986
Trustee fees	3,888	2,555	10,965
Miscellaneous expense	4,863	4,426	13,904
Interest expense	307	7,613	6,585
Total expenses	1,008,889	743,662	6,180,866
Net waived and reimbursed fees	(105,657)	(51,154)	(1,009,826)
Net expenses	903,232	692,508	5,171,040
Net investment income	1,211,699	7,728,541	9,089,975
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, AND SWAPS:
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld)**	3,216,053	773,721	76,810,940
Foreign currency related transactions	(3,133)	—	(520,777)
Swaps	—	202,544	—
Net realized gain on investments, foreign currency related transactions, and swaps	3,212,920	976,265	76,290,163
Net change in unrealized appreciation or depreciation on:
Investments	(15,091,666)	(6,293,621)	(22,025,612)
Foreign currency related transactions	(3)	—	(27,646)
Swaps	—	145,899	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and swaps	(15,091,669)	(6,147,722)	(22,053,258)
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, and swaps	(11,878,749)	(5,171,457)	54,236,905
Increase (decrease) in net assets resulting from operations	$(10,667,050)	$2,557,084	$63,326,880
* Foreign taxes withheld	$—	$—	$1,344,036
** Foreign tax on sale of Indian investments	$—	$—	$2,671
(1) Affiliated income	$101,363	$139,447	$891,874

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP Real Estate Portfolio		ING VP MidCap Opportunities Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$2,558,221	$1,418,431	$(481,868)	$(455,878)
Net realized gain on investments and foreign currency related transactions	17,030,634	8,663,777	23,754,020	19,751,909
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(56,932,333)	25,599,147	540,832	(10,692,866)
Increase (decrease) in net assets resulting from operations	(37,343,478)	35,681,355	23,812,984	8,603,165
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,063,859)	(2,155,267)	—	—
Class S	(494,362)	(597,987)	—	—
Net realized gains:
Class I	(7,768,923)	(1,985,151)	—	—
Class S	(2,314,524)	(635,843)	—	—
Total distributions	(12,641,668)	(5,374,248)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	136,573,679	89,052,807	22,816,062	4,456,652
Dividends reinvested	12,641,668	5,372,086	—	—
	149,215,347	94,424,893	22,816,062	4,456,652
Cost of shares redeemed	(123,636,439)	(23,087,490)	(26,642,565)	(28,844,785)
Net increase (decrease) in net assets resulting from capital share transactions	25,578,908	71,337,403	(3,826,503)	(24,388,133)
Net increase (decrease) in net assets	(24,406,238)	101,644,510	19,986,481	(15,784,968)
NET ASSETS:
Beginning of year	175,098,158	73,453,648	104,964,911	120,749,879
End of year	$150,691,920	$175,098,158	$124,951,392	$104,964,911
Undistributed net investment income at end of year	$—	$5,802	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP SmallCap Opportunities Portfolio		ING VP Financial Services Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income (loss)	$(110,075)	$(991,711)	$1,211,699	$1,013,480
Net realized gain on investments and foreign currency related transactions	29,418,968	35,122,013	3,212,920	5,148,836
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(9,571,655)	(10,794,870)	(15,091,669)	7,170,129
Increase (decrease) in net assets resulting from operations	19,737,238	23,335,432	(10,667,050)	13,332,445
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	—	(68,537)	(35,296)
Class S	—	—	(1,193,337)	(936,372)
Net realized gains:
Class I	—	—	(210,429)	(10,932)
Class S	—	—	(4,599,283)	(207,459)
Total distributions	—	—	(6,071,586)	(1,190,059)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	15,326,085	22,202,369	24,193,956	31,596,730
Dividends reinvested	—	—	6,071,586	1,190,059
	15,326,085	22,202,369	30,265,542	32,786,789
Cost of shares redeemed	(49,892,455)	(41,811,182)	(36,879,141)	(23,586,981)
Net increase (decrease) in net assets resulting from capital share transactions	(34,566,370)	(19,608,813)	(6,613,599)	9,199,808
Net increase (decrease) in net assets	(14,829,132)	3,726,619	(23,352,235)	21,342,194
NET ASSETS:
Beginning of year	203,735,708	200,009,089	98,778,633	77,436,439
End of year	$188,906,576	$203,735,708	$75,426,398	$98,778,633
Undistributed net investment income at end of year	$10,722	$2,444	$11,179	$39,809

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING VP High Yield Bond Portfolio		ING VP International Value Portfolio
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
FROM OPERATIONS:
Net investment income	$7,728,541	$7,301,466	$9,089,975	$10,079,643
Net realized gain (loss) on investments, foreign currency related transactions, and swaps	976,265	(462,138)	76,290,163	85,079,155
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, and swaps	(6,147,722)	2,755,302	(22,053,258)	10,764,571
Increase in net assets resulting from operations	2,557,084	9,594,630	63,326,880	105,923,369
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(73)	—	(13)	—
Class I	(7,668,294)	(5,704,848)	(8,825,087)	(10,301,690)
Class S	(76)	(1,523,577)	(162,420)	(91,548)
Net realized gains:
Class ADV	—	—	(178)	—
Class I	—	—	(83,156,172)	(23,505,140)
Class S	—	—	(1,777,328)	(351,608)
Total distributions	(7,668,443)	(7,228,425)	(93,921,198)	(34,249,986)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	44,549,028	205,293,277	67,884,934	113,005,548
Dividends reinvested	7,668,326	6,262,441	93,921,002	34,249,986
	52,217,354	211,555,718	161,805,936	147,255,534
Cost of shares redeemed	(61,830,440)	(200,367,224)	(69,048,165)	(102,713,680)
Net increase (decrease) in net assets resulting from capital share transactions	(9,613,086)	11,188,494	92,757,771	44,541,854
Net increase (decrease) in net assets	(14,724,445)	13,554,699	62,163,453	116,215,237
NET ASSETS:
Beginning of year	104,385,688	90,830,989	467,388,400	351,173,163
End of year	$89,661,243	$104,385,688	$529,551,853	$467,388,400
Undistributed net investment income (distributions in excess of net investment income) at end of year	$(4,924)	$2,494	$152,688	$112,467

See Accompanying Notes to Financial Statements

ING VP REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,				May 3, 2004(1) to December 31,
	2007	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of the period	$19.62	14.96	13.62		10.00
Income (loss) from investment operations:
Net investment income	$0.25 *	0.24	0.21	*	0.34 *
Net realized and unrealized gain (loss) on investments	$(3.36)	5.12	1.47		3.64
Total from investment operations	$(3.11)	5.36	1.68		3.98
Less distributions from:
Net investment income	$0.25	0.40	0.34		0.14
Net realized gains on investments	$0.98	0.30	—		0.15
Return of capital	$—	—	—		0.07
Total distributions	$1.23	0.70	0.34		0.36
Net asset value, end of the period	$15.28	19.62	14.96		13.62
Total Return(2)%	(16.16)	36.17	12.49		40.01
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$112,840	132,520	57,410		31,355
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	0.92	0.93	0.96		1.53
Net expenses after expense reimbursement/recoupment(3)(4)%	0.92	0.93	1.04		1.05
Net investment income after expense reimbursement/recoupment(3)(4)%	1.36	1.25	1.49	†	4.79
Portfolio turnover rate %	107	37	48		30

	Class S
	Year Ended December 31,		May 13, 2005(1) to December 31,
	2007	2006	2005
Per Share Operating Performance:
Net asset value, beginning of the period	$19.60	14.95	13.11
Income (loss) from investment operations:
Net investment income	$0.21	0.22	0.28	*
Net realized and unrealized gain (loss) on investments	$(3.35)	5.09	1.86
Total from investment operations	$(3.14)	5.31	2.14
Less distributions from:
Net investment income	$0.21	0.36	0.30
Net realized gains on investments	$0.98	0.30	—
Total distributions	$1.19	0.66	0.30
Net asset value, end of the period	$15.27	19.60	14.95
Total Return(2)%	(16.34)	35.84	16.35
Ratios and Supplemental Data:
Net assets, end of the period (000s)	$37,852	42,578	16,043
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.17	1.18	1.21
Net expenses after expense reimbursement/recoupment(3)(4)%	1.17	1.18	1.29
Net investment income after expense reimbursement/recoupment(3)(4)%	1.16	1.05	2.97	†
Portfolio turnover rate %	107	37	48

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Effective January 1, 2005, the Portfolio adopted a policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the period ended December 31, 2005 was to decrease net investment income per share by $0.26 and $0.17 and increase net realized and unrealized gain on investments by $0.26 and $0.17 and decrease the ratio of net investment income to average net assets from 3.38% to 1.49% and 4.78% to 2.97% on Class I and Class S, respectively.

See Accompanying Notes to Financial Statements

ING VP MIDCAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of the period	$8.16		8.16	††
Income (loss) from investment operations:
Net investment loss	$(0.07)		(0.00	)*
Net realized and unrealized gain on investments	$2.11		—
Total from investment operations	$2.04		(0.00	)*
Net asset value, end of the period	$10.20		8.16	††
Total Return(2)%	25.00		—
Ratios and Supplemental Data:
Net assets, end of the period (000's)	$1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment(3)%	1.39		1.45
Net expenses after expense reimbursement/recoupment(3)(4)%	1.40	†	1.40
Net investment loss after expense reimbursement/recoupment(3)(4)%	(0.79	)†	(1.40)
Portfolio turnover rate %	186		139

	Class I
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of the year	$8.16		7.57	6.86	6.15	4.50
Income (loss) from investment operations:
Net investment loss	$(0.03)		(0.03)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain on investments	$2.13		0.62	0.73	0.73	1.67
Total from investment operations	$2.10		0.59	0.71	0.71	1.65
Net asset value, end of year	$10.26		8.16	7.57	6.86	6.15
Total Return(2)%	25.74		7.79	10.35	11.54	36.67
Ratios and Supplemental Data:
Net assets, end of the year (000's)	$91,459		71,154	78,760	83,969	13,496
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	0.89		0.95	0.97	0.96	1.21
Net expenses after expense reimbursement/recoupment(4)%	0.90	†	0.90	0.90	0.94	0.90
Net investment loss after expense reimbursement/recoupment(4)%	(0.39	)†	(0.32)	(0.31)	(0.47)	(0.53)
Portfolio turnover rate %	186		139	90	73	162

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year are not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Amount is more than $(0.005).

†  Impact of waiving the advisor fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††  Amount was previously reported as $8.20 and has been corrected to reflect the actual NAV.

See Accompanying Notes to Financial Statements

ING VP MIDCAP OPPORTUNITIES PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$8.05		7.48	6.79	6.11	4.47
Income (loss) from investment operations:
Net investment loss	$(0.06)		(0.05)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain on investments	$2.11		0.62	0.73	0.71	1.67
Total from investment operations	$2.05		0.57	0.69	0.68	1.64
Net asset value, end of year	$10.10		8.05	7.48	6.79	6.11
Total Return(1)%	25.47		7.62	10.16	11.13	36.69
Ratios and Supplemental Data:
Net assets, end of year (000's)	$33,491		33,810	41,989	42,808	7,089
Ratios to average net assets:
Gross expenses prior to expense reimbursement/recoupment %	1.14		1.20	1.22	1.21	1.45
Net expenses after expense reimbursement/recoupment(2)%	1.10	†	1.10	1.10	1.14	1.10
Net investment loss after expense reimbursement/recoupment(2)%	(0.59	)†	(0.53)	(0.51)	(0.68)	(0.73)
Portfolio turnover rate %	186		139	90	73	162

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

†  Impact of waiving advisor fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP SMALLCAP OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class I
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of the year	$19.97		17.74	16.26	14.76	10.64
Income (loss) from investment operations:
Net investment income (loss)	$0.01		(0.07)	(0.08)	(0.09)	(0.07)
Net realized and unrealized gain on investments	$2.00		2.30	1.56	1.59	4.19
Total from investment operations	$2.01		2.23	1.48	1.50	4.12
Net asset value, end of the year	$21.98		19.97	17.74	16.26	14.76
Total Return(1)%	10.07		12.57	9.10	10.16	38.72
Ratios and Supplemental Data:
Net assets, end of the year (000s)	$83,695		81,210	81,155	86,218	91,031
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	0.90		0.93	0.96	0.94	1.07
Net expenses after expense reimbursement(2)%	0.90	†	0.90	0.90	0.90	0.90
Net investment income (loss) after expense reimbursement(2)%	0.07	†	(0.35)	(0.52)	(0.58)	(0.63)
Portfolio turnover rate %	97		84	83	67	168
	Class S
	Year Ended December 31,
	2007		2006	2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$19.74		17.57	16.14	14.68	10.61
Income (loss) from investment operations:
Net investment loss	$(0.03)		(0.11)	(0.12)	(0.11)	(0.10)*
Net realized and unrealized gain on investments	$1.97		2.28	1.55	1.57	4.17
Total from investment operations	$1.94		2.17	1.43	1.46	4.07
Net asset value, end of year	$21.68		19.74	17.57	16.14	14.68
Total Return(1)%	9.83		12.35	8.86	9.95	38.36
Ratios and Supplemental Data:
Net assets, end of year (000's)	$105,212		122,526	118,854	109,246	95,039
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.15		1.18	1.21	1.19	1.32
Net expenses after expense reimbursement(2)%	1.10	†	1.10	1.10	1.10	1.10
Net investment loss after expense reimbursement(2)%	(0.14	)†	(0.55)	(0.72)	(0.78)	(0.82)
Portfolio turnover rate %	97		84	83	67	168

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisor fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP FINANCIAL SERVICES PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class I
	Year Ended December 31,				May 3, 2004(1) to December 31,
	2007	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of the period	$13.36	11.56	11.06		10.00
Income (loss) from investment operations:
Net investment income	$0.21	0.18	0.14	*	0.06 *
Net realized and unrealized gain (loss) on investments	$(1.83)	1.83	0.70		1.15
Total from investment operations	$(1.62)	2.01	0.84		1.21
Less distributions from:
Net investment income	$0.22	0.18	0.11		0.04
Net realized gains on investments	$0.74	0.03	0.23		0.11
Total distributions	$0.96	0.21	0.34		0.15
Net asset value, end of the period	$10.78	13.36	11.56		11.06
Total Return(2)%	(12.47)	17.47	7.74		12.18
Ratios and Supplemental Data:
Net assets, end of the period (000's)	$3,580	4,883	1,040		5,493
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	0.92	0.91	1.00		1.71
Net expenses after expense reimbursement(3)(4)%	0.80 †	0.80	0.80		0.80
Net investment income after expense reimbursement(3)(4)%	1.62 †	1.58	1.29		0.87
Portfolio turnover rate %	43	48	100		95
	Class S
	Year Ended December 31,				May 3, 2004(1) to December 31,
	2007	2006	2005		2004
Per Share Operating Performance:
Net asset value, beginning of period	$13.34	11.55	11.05		10.00
Income (loss) from investment operations:
Net investment income	$0.18	0.15	0.13	*	0.05 *
Net realized and unrealized gain (loss) on investments	$(1.83)	1.82	0.69		1.15
Total from investment operations	$(1.65)	1.97	0.82		1.20
Less distributions from:
Net investment income	$0.18	0.15	0.09		0.04
Net realized gains on investments	$0.74	0.03	0.23		0.11
Total distributions	$0.92	0.18	0.32		0.15
Net asset value, end of period	$10.77	13.34	11.55		11.05
Total Return(2)%	(12.64)	17.11	7.55		12.03
Ratios and Supplemental Data:
Net assets, end of period (000's)	$71,846	93,896	76,397		14,205
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.17	1.16	1.25		1.96
Net expenses after expense reimbursement(3)(4)%	1.05 †	1.05	1.05		1.05
Net investment income after expense reimbursement(3)(4)%	1.38 †	1.24	1.17		0.73
Portfolio turnover rate %	43	48	100		95

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisor fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV				Class I
	Year Ended December 31,		December 29, 2006(1) to December 31		Year Ended December 31,
	2007		2006		2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of the period	$3.05		3.05		3.05		2.98		3.13		3.09	2.83
Income (loss) from investment operations:
Net investment income (loss)	$0.21		(0.00	)**	0.24		0.22	*	0.19	*	0.20	0.16
Net realized and unrealized gain (loss) on investments	$(0.17)		—		(0.17)		0.06		(0.15)		0.04	0.27
Total from investment operations	$0.04		(0.00	)**	0.07		0.28		0.04		0.24	0.43
Less distributions from:
Net investment income	$0.22		—		0.24		0.21		0.19		0.20	0.17
Total distributions	$0.22		—		0.24		0.21		0.19		0.20	0.17
Net asset value, end of the period	$2.87		3.05		2.88		3.05		2.98		3.13	3.09
Total Return(2)%	1.18		—		2.19		9.78		1.45		7.89	15.37
Ratios and Supplemental Data:
Net assets, end of the period (000's)	$1		1		89,659		104,384		27,419		21,783	23,260
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.27		1.30		0.77		0.80		0.85		1.00	1.24
Net expenses after expense reimbursement(3)(4)%	1.22	†	1.21		0.72	†	0.72		0.75		0.81	0.81
Net investment income (loss) after expense reimbursement(3)(4)%	7.17	†	(1.21)		8.01	†	7.31		6.39		6.31	6.90
Portfolio turnover rate %	96		141		96		141		133		158	243

	Class S
	Year Ended December 31, 2007		December 29, 2006(5) to December 31, 2006		January 1, 2006 to April 30, 2006(5)	April 29, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of the period	$3.05		3.05		2.98	2.98
Income (loss) from investment operations:
Net investment income (loss)	$0.24		(0.00	)**	0.06	0.07
Net realized and unrealized gain (loss) on investments	$(0.18)		—		0.02	—
Total from investment operations	$0.06		(0.00	)**	0.08	0.07
Less distributions from:
Net investment income	$0.23		—		0.06	0.07
Total distributions	$0.23		—		0.06	0.07
Net asset value, end of the period	$2.88		3.05		3.00	2.98
Total Return(2)%	1.85		—		2.81	2.46
Ratios and Supplemental Data:
Net assets, end of the period (000's)	$1		1		80,808	63,412
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.02		1.05		1.02	1.10
Net expenses after expense reimbursement(3)(4)%	0.92	†	0.91		1.00	1.00
Net investment income (loss) after expense reimbursement(3)(4)%	7.94	†	(0.91)		6.42	6.07
Portfolio turnover rate %	96		141		141	133

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

(5)  Class S was fully redeemed on May 1, 2006 and recommenced operations on December 29, 2006.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

†  Impact of waiving the advisor fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV
	Year Ended December 31, 2007		December 29, 2006(1) to December 31, 2006
Per Share Operating Performance:
Net asset value, beginning of the period	$15.26		15.26	††
Income (loss) from investment operations:
Net investment income (loss)	$0.19		(0.00	)**
Net realized and unrealized gain on investments (net of Indian tax)	$1.60		—
Total from investment operations	$1.79		(0.00	)**
Less distributions from:
Net investment income	$0.19		—
Net realized gains on investments	$2.65		—
Total distributions	$2.84		—
Net asset value, end of the period	$14.21		15.26	††
Total Return(2)%	12.63		—
Ratios and Supplemental Data:
Net assets, end of the period (000's)	$1		1
Ratios to average net assets:
Gross expenses prior to expense reimbursement(3)%	1.69		1.69
Net expenses after expense reimbursement(3)(4)%	1.50	†	1.50	†
Net investment income (loss) after expense reimbursement(3)(4)%	1.25	†	(1.50	)†
Portfolio turnover rate %	202		146

	Class I
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.26		12.73		12.76		11.01	8.60
Income from investment operations:
Net investment income	$0.28		0.34		0.18	*	0.16	0.14
Net realized and unrealized gain on investments (net of Indian tax)	$1.62		3.36		0.89		1.74	2.40
Total from investment operations	$1.90		3.70		1.07		1.90	2.54
Less distributions from:
Net investment income	$0.27		0.35		0.30		0.15	0.13
Net realized gains on investments	$2.65		0.82		0.80		—	—
Total distributions	$2.92		1.17		1.10		0.15	0.13
Net asset value, end of year	$14.24		15.26		12.73		12.76	11.01
Total Return(2)%	13.44		29.44		9.43		17.41	29.92
Ratios and Supplemental Data:
Net assets, end of year (000's)	$515,883		460,381		348,326		262,694	162,602
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.19		1.19		1.22		1.22	1.45
Net expenses after expense reimbursement(4)%	1.00	†	1.00	†	1.00		1.00	1.00
Net investment income after expense reimbursement(4)%	1.77	†	2.40	†	1.50		1.48	1.51
Portfolio turnover rate %	202		146		125		98	89

(1)  Commencement of operations.

(2)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

**  Amount is more than $(0.005).

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

††  Amount was previously reported as $15.38 and has been corrected to reflect the actual NAV.

See Accompanying Notes to Financial Statements

ING VP INTERNATIONAL VALUE PORTFOLIO (CONTINUED)

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year.

	Class S
	Year Ended December 31,
	2007		2006		2005		2004	2003
Per Share Operating Performance:
Net asset value, beginning of year	$15.41		12.88		12.92		11.16	8.68
Income from investment operations:
Net investment income	$0.23		0.28		0.13	*	0.13	0.11
Net realized and unrealized gain on investments (net of Indian tax)	$1.64		3.39		0.92		1.76	2.45
Total from investment operations	$1.87		3.67		1.05		1.89	2.56
Less distributions from:
Net investment income	$0.24		0.32		0.29		0.13	0.08
Net realized gains on investments	$2.65		0.82		0.80		—	—
Total distributions	$2.89		1.14		1.09		0.13	0.08
Net asset value, end of year	$14.39		15.41		12.88		12.92	11.16
Total Return(1)%	13.06		28.81		9.04		17.03	29.79
Ratios and Supplemental Data:
Net assets, end of year (000's)	$13,668		7,007		2,847		1,225	534
Ratios to average net assets:
Gross expenses prior to expense reimbursement %	1.44		1.44		1.47		1.47	1.38
Net expenses after expense reimbursement(2)%	1.20	†	1.20	†	1.20		1.20	1.20
Net investment income after expense reimbursement(2)%	1.44	†	2.00	†	1.05		1.14	1.31
Portfolio turnover rate %	202		146		125		98	89

(1)  Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.

(2)  The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by the Investment Adviser within three years of being incurred.

*  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007

NOTE 1 — ORGANIZATION

Organization. The ING Variable Products Trust (the "Trust") is a business trust organized under the laws of the Commonwealth of Massachusetts on December 17, 1993 and registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company, with the exception of ING VP Real Estate Portfolio, which is non-diversified. There are six investment series which comprise the Trust. The names of the Portfolios are ING VP Real Estate Portfolio ("Real Estate"), ING VP MidCap Opportunities Portfolio ("MidCap Opportunities"), ING VP SmallCap Opportunities Portfolio ("SmallCap Opportunities"), ING VP Financial Services Portfolio ("Financial Services"), ING VP High Yield Bond Portfolio ("High Yield Bond") and ING VP International Value Portfolio ("International Value"); each, a "Portfolio" and collectively, the "Portfolios."

The following is a brief description of each Portfolio's investment objective:

•  Real Estate seeks total return;

•  MidCap Opportunities seeks long-term capital appreciation;

•  SmallCap Opportunities seeks long-term capital appreciation;

•  Financial Services seeks long-term capital appreciation;

•  High Yield Bond seeks to provide a high level of current income and total return; and

•  International Value seeks long-term capital appreciation.

Each Portfolio offers Class I shares and Class S shares. MidCap Opportunities, High Yield Bond and International Value also offer Adviser Class ("ADV Class") shares. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolio and earn income and realized gains/losses from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Common expenses of the Portfolios (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to each Portfolio in proportion to its relative daily net assets. Expenses directly attributable to a particular portfolio (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to that Portfolio. Differences in per share dividend rates generally result from the differences in separate class expenses, including shareholder servicing fees.

Shares of the Portfolios may be offered to segregated asset accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies ("Variable Contracts"). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the Trust under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.

ING Investments, LLC ("ING Investments" or the "Investment Adviser"), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. ING Investments has engaged ING Investment Management Co. ("ING IM"), a Connecticut corporation, to serve as the sub-adviser to each Portfolio with the exception of Real Estate. ING Clarion Real Estate Securities L.P. ("INGCRES"), a Delaware limited partnership serve as sub-adviser to the Real Estate. ING Investments, ING IM and INGCRES are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios' valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that uses prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios' Board of Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio's Board, in accordance with methods that are specifically authorized by the Board. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV. Investments in securities maturing in 60 days or less from date of acquisition are valued at amortized cost which approximates market value.

B.  Security Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method and included in interest income.

Real Estate estimates components of distributions from real estate investment trust ("REITs"). Such estimates are adjusted to actual upon public disclosure from the REIT. Distributions received in excess of income are recorded as a reduction of cost of the related investments. If the Portfolio no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolios' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Foreign Currency Transactions and Futures Contracts. Each Portfolio except Real Estate may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolios. When

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by each Portfolio, with the exception of High Yield Bond Portfolio, which declares dividends daily and pays dividends quarterly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principals for investment companies.

F.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expired.

G.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.  Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Illiquid and Restricted Securities. Each Portfolio may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Portfolio to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.  When-Issued and Delayed-Delivery Transactions. A Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The market value of these securities is identified in each Portfolio's Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to segregate liquid assets sufficient to cover the purchase price.

L.  Swap Contracts. The Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument.

M.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2007, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Real Estate	$217,292,342	$200,331,203
MidCap Opportunities	194,293,100	198,942,422
SmallCap Opportunities	190,794,296	224,238,370
Financial Services	35,666,985	49,785,753
High Yield Bond	89,589,427	106,702,322
International Value	1,013,507,554	999,268,938

U.S. government securities not included above were as follows:

	Purchases	Sales
High Yield Bond	$194,836	$195,656

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement ("Investment Management Agreement") with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio. The Investment Adviser receives an investment advisory fee calculated at an annual rate of 0.75% for MidCap Opportunities. The fee for Real Estate is 0.80% on the first $100 million and 0.70% in excess of $100 million of average daily net assets. For SmallCap Opportunities, the Investment Adviser receives an investment advisory fee of 0.75% on the first $250 million, 0.70% on the next $250 million, 0.65% on the next $250 million, 0.60% on the next $250 million, and 0.55% in excess of $1 billion of average daily net assets. The fee for High Yield Bond is 0.58% on the first $200 million, 0.55% on the next $300 million, 0.50% on the next $500 million, and 0.45% in excess of $1 billion of average daily net assets. For Financial Services, the Investment Adviser receives an investment advisory fee of 0.75% on the first $500 million and 0.70% in excess of $500 million. The Investment Adviser receives an investment advisory fee of 1.00% of average daily net assets from International Value.

The Investment Adviser has engaged ING IM to serve as sub-adviser to all of the Portfolios with the exception of Real Estate.

INGCRES serves as sub-adviser to Real Estate pursuant to a sub-advisory agreement with the Investment Adviser.

Certain ING Portfolios sub-advised by ING IM are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios will be reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2007, the Investment Adviser for MidCap Opportunities waived $1,548, SmallCap Opportunities waived $2,417, Financial Services waived $1,547, High Yield Bond waived $2,134 and International Value waived $13,666. These fees are not subject to recoupment.

ING Funds Services, LLC (the "Administrator"), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for each Portfolio's operations and is responsible for the supervision of other service providers. For its services, the Administrator is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of the Portfolio's average daily net assets.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

benefit of the Portfolios. Under these programs, the participating broker-dealers will return to the Portfolio a portion of the brokerage commissions (in the form of a credit to the Portfolio) paid to the broker-dealers to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — SHAREHOLDER SERVICE AND DISTRIBUTION FEES

Each ADV Class shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class shares.

Class S shares of each Portfolio are subject to a Shareholder Services Plan (the "Plan"). Under the Plan, each Portfolio pays the Administrator a fee calculated at an annual rate of 0.25% of average daily net assets attributable to its Class S shares. The Administrator is entitled to use the proceeds from the Plan to pay for services including, but not limited to, providing information about the Portfolios and delivering Portfolio documents.

During the year ended December 31, 2007, the Administrator voluntarily waived 0.05% of average daily net assets of Class S related to the service shareholder fee for MidCap Opportunities, SmallCap Opportunities, High Yield Bond and International Value.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2007, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Recoupment	Total
Real Estate	$98,021	$12,790	$8,009	$—	$118,820
MidCap Opportunities	70,184	9,397	5,684	17,864	103,129
SmallCap Opportunities	121,425	16,220	18,120	9,953	165,718
Financial Services	47,361	6,334	15,134	—	68,829
High Yield Bond	44,145	7,669	—	7,865	59,679
International Value	452,381	45,357	2,293	—	500,031

At December 31, 2007, the following ING Portfolios or indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

ING Life Insurance and Annuity Company — Real Estate (51.49%); MidCap Opportunities (17.64%); SmallCap Opportunities (15.28%); High Yield Bond (30.48%); and International Value (86.37%)

ING LifeStyle Growth Portfolio — MidCap Opportunities (5.17%)

ING Solution 2015 Portfolio — Real Estate (10.17%)

ING Solution 2025 Portfolio — Real Estate (15.01%)

ING Solution 2035 Portfolio — Real Estate (11.87%)

ING Solution Income Portfolio — Real Estate (5.04%)

ING USA Annuity and Life Insurance — MidCap Opportunities (21.41%); SmallCap Opportunities (53.45%); and Financial Services (93.63%)

Reliastar Life Insurance Company — MidCap Opportunities (45.02%); SmallCap Opportunities (23.76%); High Yield Bond (37.07%); and International Value (10.88%)

Security Life Insurance Company — High Yield Bond (31.56%)

The Trust has adopted a Retirement Policy ("Policy") covering all independent trustees of the Portfolio who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this Policy are based on an annual rate as defined in the Policy agreement.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2007, the Portfolio had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

	Accrued Custody Fees	Accrued Audit Fees	Accrued Postage Fees
Financial Services	$6,652	$16,915	$13,788

NOTE 8 — EXPENSE LIMITATIONS

The Investment Adviser has entered into a written expense limitation agreement ("Expense Limitation Agreement") with the Portfolios under which it will limit the expenses of each Portfolio, excluding interest expense, taxes, brokerage and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S
Real Estate	N/A	1.05%	1.30%
MidCap Opportunities	1.40%	0.90%	1.10%
SmallCap Opportunities	N/A	0.90%	1.10%
Financial Services	N/A	0.80%	1.05%
High Yield Bond	1.21%	0.71%	0.91%
International Value	1.50%	1.00%	1.20%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 8 — EXPENSE LIMITATIONS (continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the particular Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

As of December 31, 2007, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2008	2009	2010	Total
MidCap Opportunities	$83,405	$59,788	$—	$143,193
SmallCap Opportunities	105,489	64,234	—	169,723
Financial Services	76,005	88,652	104,110	268,767
High Yield Bond	38,944	65,769	49,020	153,733
International Value	656,890	807,225	990,921	2,455,036

These amounts do not include shareholding servicing fees voluntarily waived by the administrator.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

All the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon Corporation ("BNY") for an aggregate amount of $125,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Portfolios; and (3) enable the Portfolios to meet other emergency expenses as defined in the Credit Agreement. The Portfolios to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Portfolios utilized the line of credit during the year ended December 31, 2007:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Real Estate	3	$4,806,667	5.76%
SmallCap Opportunities	5	1,972,000	5.42%
Financial Services	3	650,000	5.75%
High Yield Bond	30	1,625,333	5.70%
International Value	11	3,805,455	5.74%

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Real Estate (Number of Shares)
Shares sold	6,046,931	3,311,180	1,052,599	1,704,526
Dividends reinvested	598,537	222,569	172,125	66,094
Shares redeemed	(6,016,652)	(617,872)	(918,209)	(671,444)
Net increase in shares outstanding	628,816	2,915,877	306,515	1,099,176
Real Estate ($)
Shares sold	$116,507,149	$58,672,361	$20,066,530	$30,380,446
Dividends reinvested	9,832,781	4,140,418	2,808,887	1,231,668
Shares redeemed	(106,613,237)	(11,163,938)	(17,023,202)	(11,923,552)
Net increase	$19,726,693	$51,648,841	$5,852,215	$19,688,562
	Class ADV		Class I
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
MidCap Opportunities (Number of Shares)
Shares sold	3	122	2,173,505	535,364
Shares redeemed	—	—	(1,975,928)	(2,221,494)
Net increase (decrease) in shares outstanding	3	122	197,577	(1,686,130)
MidCap Opportunities ($)
Shares sold	$30	$1,000	$22,217,863	$4,324,755
Shares redeemed	—	—	(18,105,271)	(17,649,365)
Net increase (decrease)	$30	$1,000	$4,112,592	$(13,324,610)

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006
MidCap Opportunities (Number of Shares)
Shares sold	63,677	16,708
Shares redeemed	(947,138)	(1,428,960)
Net decrease in shares outstanding	(883,461)	(1,412,252)
MidCap Opportunities ($)
Shares sold	$598,169	$130,897
Shares redeemed	(8,537,294)	(11,195,420)
Net decrease	$(7,939,125)	$(11,064,523)

	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
SmallCap Opportunities (Number of Shares)
Shares sold	513,390	379,261	196,275	780,357
Shares redeemed	(771,918)	(887,158)	(1,550,701)	(1,337,311)
Net decrease in shares outstanding	(258,528)	(507,897)	(1,354,426)	(556,954)
SmallCap Opportunities ($)
Shares sold	$11,261,976	$7,316,174	$4,064,109	$14,886,195
Shares redeemed	(16,697,365)	(16,905,628)	(33,195,090)	(24,905,554)
Net decrease	$(5,435,389)	$(9,589,454)	$(29,130,981)	$(10,019,359)
	Class I		Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Financial Services (Number of Shares)
Shares sold	204,674	436,726	1,812,449	2,091,924
Dividends reinvested	24,329	3,580	506,934	90,480
Shares redeemed	(262,397)	(164,681)	(2,684,690)	(1,760,446)
Net increase (decrease) in shares outstanding	(33,394)	275,625	(365,307)	421,958
Financial Services ($)
Shares sold	$2,523,324	$5,468,630	$21,670,632	$26,128,100
Dividends reinvested	278,965	46,229	5,792,621	1,143,830
Shares redeemed	(3,382,550)	(2,057,715)	(33,496,591)	(21,529,266)
Net increase (decrease)	$(580,261)	$3,457,144	$(6,033,338)	$5,742,664
	Class ADV		Class I
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
High Yield Bond (Number of Shares)
Shares sold	7	328	14,832,889	63,308,856
Dividends reinvested	—	—	2,537,948	1,415,842
Shares redeemed	—	—	(20,422,996)	(39,697,716)
Net increase (decrease) in shares outstanding	7	328	(3,052,159)	25,026,982
High Yield Bond ($)
Shares sold	$20	$1,000	$44,548,999	$189,618,653
Dividends reinvested	—	—	7,646,480	4,210,770
Shares redeemed	—	—	(61,808,594)	(118,763,910)
Net increase (decrease)	$20	$1,000	$(9,613,115)	$75,065,513

(1) Commencement of operations

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006(2)
High Yield Bond (Number of Shares)
Shares sold	3	5,240,709
Dividends reinvested	—	687,225
Shares redeemed	—	(27,201,633)
Net increase (decrease) in shares outstanding	3	(21,273,699)
High Yield Bond ($)
Shares sold	$9	$15,673,624
Dividends reinvested	—	2,051,671
Shares redeemed	—	(81,603,314)
Net increase (decrease)	$9	$(63,878,019)

	Class ADV		Class I
	Year Ended December 31, 2007	December 29, 2006(1) to December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
International Value (Number of Shares)
Shares sold	3	65	3,981,504	7,729,262
Dividends reinvested	—	—	6,716,241	2,260,111
Shares redeemed	—	—	(4,642,822)	(7,179,581)
Net increase in shares outstanding	3	65	6,054,923	2,809,792
International Value ($)
Shares sold	$42	$1,000	$61,258,156	$109,477,708
Dividends reinvested	—	—	91,981,257	33,806,829
Shares redeemed	—	—	(67,889,334)	(102,234,486)
Net increase	$42	$1,000	$85,350,079	$41,050,051

	Class S
	Year Ended December 31, 2007	Year Ended December 31, 2006
International Value (Number of Shares)
Shares sold	433,135	238,041
Dividends reinvested	140,145	29,113
Shares redeemed	(78,369)	(33,559)
Net increase in shares outstanding	494,911	233,595
International Value ($)
Shares sold	$6,626,736	$3,526,840
Dividends reinvested	1,939,745	443,157
Shares redeemed	(1,158,831)	(479,194)
Net increase	$7,407,650	$3,490,803

(1) Commencement of operations

(2) Class S was fully redeemed on May 1, 2006 and recommenced operations on December 29, 2006.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2007, the Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Value of Collateral
MidCap Opportunities	$27,014,175	$27,919,896
SmallCap Opportunities	52,590,351	54,835,826
International Value	69,238,685	72,584,924

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

Non-Diversified (Real Estate). Real Estate is classified as a non-diversified investment company under the 1940 Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of the Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

Concentration (Real Estate and Financial Services). Each Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, each Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

Foreign Securities (MidCap Opportunities, High Yield Bond and International Value). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (High Yield Bond and International Value). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — CREDIT RISK AND DEFAULTED SECURITIES

Although each Portfolio, except Real Estate, has a diversified portfolio, High Yield Bond invests substantially in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities.

The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. It is each Portfolio's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted securities for the current reporting period.

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

The following permanent tax differences have been reclassified as of December 31, 2007:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses) on Investments
Real Estate	$—	$(5,802)	$5,802
MidCap Opportunities	(484,388)	481,868	2,520
SmallCap Opportunities	—	118,353	(118,353)
Financial Services	—	21,545	(21,545)
High Yield Bond	—	(67,516)	67,516
International Value	—	(62,234)	62,234

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Real Estate	$2,558,221	$10,083,447	$4,004,421	$1,369,827
Financial Services	3,421,521	2,650,065	994,463	195,596
High Yield Bond	7,668,443	—	7,228,425	—
International Value	54,990,595	38,930,603	16,514,740	17,735,246

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2007 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Capital Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Real Estate	$—	$18,952,898	$(29,287,275)	$—	$—	—
MidCap Opportunities	—	—	10,777,155	—	(23,059,603)	2009
					(1,322,139)	2010
					$(24,381,742)*
SmallCap Opportunities	4,154,649	21,333,758	10,692,270	(701,348)	$—	—
Financial Services	129,130	4,114,719	(2,051,656)	(1,129,315)	—	—
High Yield Bond	138,481	—	(3,851,199)	—	(1,965,022)	2008
					(2,658,631)	2009
					(1,198,181)	2010
					(436,910)	2014
					$(6,258,744)
International Value	51,734,903	27,201,680	22,272,037	(1,755,106)	—	—

*  Utilization of these capital losses is subject to annual limitation under section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2003.

Under U.S. federal income tax law, as specified in the Internal Revenue Code (the "Code") and U.S. Treasury regulations, each Portfolio must meet various technical requirements relating to fund administration, portfolio investments, and "eligible investors" in the Portfolio. Complying with these requirements is a condition for beneficial tax treatment of certain insurance products that offer a Portfolio as investment options. The failure of a Portfolio to meet any of these complex requirements could result in an excise tax, administrative penalties imposed by the Internal Revenue Service, potential liability to insurers whose products include such Portfolio as an investment option, and unanticipated costs associated with remedying a failure. It was disclosed in the Portfolios' Annual Report for the year ended December 31, 2006, that an affiliate of a Portfolio's investment adviser may have failed to limit the availability of Real Estate for investment to "eligible investors" under the Code. Management has determined that it is more likely than not the Portfolios would sustain their tax position relative to this matter.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 15 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Board, the following securities held in High Yield Bond have been deemed to be illiquid. The Portfolio currently limits investment in illiquid securities to 15% of the Portfolio's net assets, at market value, at time of purchase.

	Security	Shares	Initial Acquisition Date	Cost	Value	Percent of Net Assets
High Yield Bond	Dayton Superior Corp.	195	08/07/00	$2,792	$2	0.0%

NOTE 16 — SUBSEQUENT EVENTS

On January 31, 2008, the Board approved a proposal to liquidate Financial Services. This proposed liquidation is subject to shareholder approval. If shareholder approval is obtained, it is expected that the liquidation will take place during the third quarter of 2008. Shareholders will be notified if the liquidation is not approved.

Effective January 1, 2008, the Board approved lowering the investment advisory fee from 1.00% of average daily net assets for International Value to 0.85% of average daily net assets.

NOTE 17 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained upon challenge by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 was effective for fiscal years beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. However, acknowledging the unique issues that FIN 48 presents for investment companies that calculate NAVs, the SEC indicated that they would not object if a fund implemented FIN 48 in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date. Management of the Portfolios has analyzed the tax positions of the Portfolios. Upon adoption of FIN 48, we identified no uncertain tax positions that have not met the more likely-than-not standard.

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 ("SFAS No. 157"), "Fair Value Measurements." The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of December 31, 2007, management of the Portfolios is currently assessing the impact in addition to expanded financial statement disclosures, if any, that will result from adopting SFAS No. 157.

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

As discussed in earlier supplements that were previously filed with the SEC, ING Investments, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2007 (CONTINUED)

NOTE 18 — INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS (continued)

own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

Other Regulatory Matters

The New York Attorney General and other federal and state regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives; potential conflicts of interest; potential anti-competitive activity; reinsurance; marketing practices (including suitability); specific product types (including group annuities and indexed annuities); fund selection for investment products and brokerage sales; and disclosure. It is likely that the scope of these industry investigations will further broaden before they conclude. ING has received formal and informal requests in connection with such investigations, and is cooperating fully with each request. In connection with one such investigation, affiliates of ING Investments were named in a petition for relief and cease and desist order filed by the New Hampshire Bureau of Securities Regulation concerning their administration of the New Hampshire state employees deferred compensation plan.

Other federal and state regulators could initiate similar actions in this or other areas of ING's businesses. These regulatory initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which ING is engaged. In light of these and other developments, ING continuously reviews whether modifications to its business practices are appropriate. At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

  PORTFOLIO OF INVESTMENTS
ING VP REAL ESTATE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 97.1%
		Apartments: 12.1%
55,510		AvalonBay Communities, Inc.	$5,225,711
55,800		BRE Properties, Inc.	2,261,574
26,380		Camden Property Trust	1,270,197
73,300		Equity Residential	2,673,251
24,180		Essex Property Trust, Inc.	2,357,308
54,000		Home Properties, Inc.	2,421,900
58,300		Post Properties, Inc.	2,047,496
			18,257,437
		Diversified: 6.3%
49,900		Digital Realty Trust, Inc.	1,914,663
36,671	@	DuPont Fabros Technology, Inc.	718,752
77,000		Vornado Realty Trust	6,772,150
			9,405,565
		Health Care: 12.1%
148,700		HCP, Inc.	5,171,786
8,500		Health Care Real Estate Investment Trust, Inc.	379,865
132,700		Nationwide Health Properties, Inc.	4,162,799
110,700		Omega Healthcare Investors, Inc.	1,776,735
148,600		Ventas, Inc.	6,724,150
			18,215,335
		Hotels: 5.4%
26,400		FelCor Lodging Trust, Inc.	411,576
290,401		Host Hotels & Resorts, Inc.	4,948,433
44,200		LaSalle Hotel Properties	1,409,980
82,100		Strategic Hotel Capital, Inc.	1,373,533
			8,143,522
		Office Property: 15.2%
64,600		BioMed Realty Trust, Inc.	1,496,782
92,900		Boston Properties, Inc.	8,529,149
51,950		Corporate Office Properties Trust SBI MD	1,636,425
97,400		Douglas Emmett, Inc.	2,202,214
63,900		Highwoods Properties, Inc.	1,877,382
44,700		Kilroy Realty Corp.	2,456,712
51,000		SL Green Realty Corp.	4,766,460
			22,965,124
		Regional Malls: 18.0%
118,900		General Growth Properties, Inc.	4,896,302
66,400		Macerich Co.	4,718,384
160,400		Simon Property Group, Inc.	13,932,344
73,700		Taubman Centers, Inc.	3,625,303
			27,172,333
		Shopping Centers: 15.1%
80,400		Acadia Realty Trust	2,059,044
80,300		Equity One, Inc.	1,849,309
69,800		Federal Realty Investment Trust	5,734,070
113,057		Kimco Realty Corp.	4,115,275
103,300		Regency Centers Corp.	6,661,817
62,200		Tanger Factory Outlet Centers, Inc.	2,345,562
			22,765,077
		Storage: 2.7%
52,900		Extra Space Storage, Inc.	755,941
45,686		Public Storage, Inc.	3,353,809
			4,109,750

Shares			Value
		Warehouse/Industrial: 10.2%
72,900		AMB Property Corp.	$4,196,124
175,000		Prologis	11,091,500
			15,287,624
		Total Real Estate Investment Trusts (Cost $170,939,358)	146,321,767
Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.4%
		U.S. Government Agency Obligations: 1.4%
$2,139,000	Z	Federal Home Loan Bank, 3.050%, due 01/02/08	2,138,638
		Total Short-Term Investments (Cost $2,138,638)	2,138,638

Total Investments in Securities (Cost $173,077,996)*	98.5%	$148,460,405
Other Assets and Liabilities - Net	1.5	2,231,515
Net Assets	100.0%	$150,691,920

@  Non-income producing security

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*  Cost for federal income tax purposes is $177,747,680.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$1,637,978
Gross Unrealized Depreciation	(30,925,253)
Net Unrealized Depreciation	$(29,287,275)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 96.3%
		Aerospace/Defense: 2.1%
14,100		L-3 Communications Holdings, Inc.	$1,493,754
44,500	@,L	Orbital Sciences Corp.	1,091,140
			2,584,894
		Agriculture: 1.6%
23,900	L	Loews Corp.	2,038,670
			2,038,670
		Apparel: 2.2%
66,372	@,@@,L	Gildan Activewear, Inc.	2,731,872
			2,731,872
		Chemicals: 5.0%
43,800	L	Ecolab, Inc.	2,242,998
34,800	@	Mosaic Co.	3,283,032
16,700	@,L	Zoltek Cos., Inc.	715,929
			6,241,959
		Commercial Services: 7.8%
26,700	@	Apollo Group, Inc. - Class A	1,873,005
60,100	@	Corrections Corp. of America	1,773,551
23,800	@,L	FTI Consulting, Inc.	1,467,032
35,268	@,L	Geo Group, Inc.	987,504
30,300		McKesson Corp.	1,984,953
35,000		Watson Wyatt Worldwide, Inc.	1,624,350
			9,710,395
		Computers: 4.2%
54,600	@,@@,L	Logitech International	2,000,544
17,400	@,L	Micros Systems, Inc.	1,220,784
20,700	@,L	Network Appliance, Inc.	516,672
56,100	@	Synopsys, Inc.	1,454,673
			5,192,673
		Cosmetics/Personal Care: 0.8%
14,100	@,L	Chattem, Inc.	1,065,114
			1,065,114
		Diversified Financial Services: 5.3%
90,800	L	Invesco Ltd.	2,849,303
36,700	@	Investment Technology Group, Inc.	1,746,553
16,350	@,L	Nasdaq Stock Market, Inc.	809,162
35,459		Raymond James Financial, Inc.	1,158,091
			6,563,109
		Electric: 2.6%
74,300	@,L	NRG Energy, Inc.	3,220,162
			3,220,162
		Electrical Components & Equipment: 0.9%
25,100	W	Ametek, Inc.	1,175,684
			1,175,684
		Electronics: 3.2%
18,309	@	Dolby Laboratories, Inc.	910,323
17,900	@@,L	Garmin Ltd.	1,736,300
17,300	@	Waters Corp.	1,367,911
			4,014,534

Shares			Value
		Engineering & Construction: 2.1%
6,400	@,@@	Foster Wheeler Ltd.	$992,128
28,200	@	McDermott International, Inc.	1,664,646
			2,656,774
		Environmental Control: 1.4%
54,700		Waste Management, Inc.	1,787,049
			1,787,049
		Food: 1.4%
29,000		WM Wrigley Jr. Co.	1,697,950
			1,697,950
		Healthcare-Products: 9.0%
35,917	@,L	Hologic, Inc.	2,465,343
2,872	@,L	Intuitive Surgical, Inc.	931,964
30,600	@,L	Kinetic Concepts, Inc.	1,638,936
50,500	@	Respironics, Inc.	3,306,740
71,900	@	St. Jude Medical, Inc.	2,922,016
			11,264,999
		Healthcare-Services: 1.4%
30,300	@	DaVita, Inc.	1,707,405
			1,707,405
		Home Furnishings: 0.5%
22,800	L	Tempur-Pedic International, Inc.	592,116
			592,116
		Household Products/Wares: 1.0%
38,500		Tupperware Corp.	1,271,655
			1,271,655
		Insurance: 2.4%
13,700		Assurant, Inc.	916,530
30,400	L	Principal Financial Group, Inc.	2,092,736
			3,009,266
		Internet: 1.3%
44,400	@	McAfee, Inc.	1,665,000
			1,665,000
		Miscellaneous Manufacturing: 3.8%
33,800		ITT Corp.	2,232,152
41,072		Roper Industries, Inc.	2,568,643
			4,800,795
		Oil & Gas: 5.4%
16,200		Hess Corp.	1,633,932
23,300		Murphy Oil Corp.	1,976,772
25,200		Sunoco, Inc.	1,825,488
25,575		XTO Energy, Inc.	1,313,532
			6,749,724
		Oil & Gas Services: 4.5%
31,256	@	Cameron International Corp.	1,504,351
11,896	@,L	Exterran Holdings, Inc.	973,093
26,700	@	National Oilwell Varco, Inc.	1,961,382
16,800	@	Weatherford International Ltd.	1,152,480
			5,591,306

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP MIDCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Packaging & Containers: 2.2%
60,700	@	Pactiv Corp.	$1,616,441
21,500		Silgan Holdings, Inc.	1,116,710
			2,733,151
		Pharmaceuticals: 3.8%
11,200	@,L	Express Scripts, Inc.	817,600
31,600	@	Hospira, Inc.	1,347,424
31,700		Perrigo Co.	1,109,817
14,800	@,L	United Therapeutics Corp.	1,445,220
			4,720,061
		Retail: 5.1%
25,900	@	Copart, Inc.	1,102,045
10,425	@	GameStop Corp.	647,497
30,200		Guess ?, Inc.	1,144,278
23,400		Phillips-Van Heusen	862,524
90,400	L	TJX Cos., Inc.	2,597,192
			6,353,536
		Semiconductors: 3.6%
65,900	@	Broadcom Corp.	1,722,626
30,750	@	Nvidia Corp.	1,046,115
108,300	@,L	ON Semiconductor Corp.	961,704
28,000	@,@@	Verigy Ltd.	760,760
			4,491,205
		Software: 10.0%
85,300	@	Activision, Inc.	2,533,410
31,800	@,L	Ansys, Inc.	1,318,428
15,700		Dun & Bradstreet Corp.	1,391,491
50,200	@	Fiserv, Inc.	2,785,598
66,700	@	Intuit, Inc.	2,108,387
33,300	@	Mantech International Corp.	1,459,206
4,100		Mastercard, Inc.	882,320
			12,478,840
		Telecommunications: 1.7%
33,000		NTELOS Holdings Corp.	979,770
35,400	@,L	SBA Communications Corp.	1,197,936
			2,177,706
		Total Common Stock (Cost $109,578,499)	120,287,604
EXCHANGE-TRADED FUNDS: 1.4%
		Exchange-Traded Funds: 1.4%
15,922	L	iShares Russell Midcap Growth Index Fund	1,814,153
		Total Exchange-Traded Funds (Cost $1,736,484)	1,814,153
		Total Long-Term Investments (Cost $111,314,983)	122,101,757

Shares			Value
SHORT-TERM INVESTMENTS: 24.3%
		Mutual Fund: 1.8%
2,225,000	**	ING Institutional Prime Money Market Fund	$2,225,000
		Total Mutual Fund (Cost $2,225,000)	2,225,000

Principal Amount		Value
	Repurchase Agreement: 0.2%
$254,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $254,059 to be received upon repurchase (Collateralized by $237,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $259,431, due 01/15/12)	254,000
Total Repurchase Agreement (Cost $254,000)		254,000
	Securities Lending Collateralcc: 22.3%
27,919,896	Bank of New York Mellon Corp. Institutional Cash Reserves	27,919,896
Total Securities Lending Collateral (Cost $27,919,896)		27,919,896
Total Short-Term Investments (Cost $30,398,896)		30,398,896

Total Investments in Securities (Cost $141,713,879)*	122.0%	$152,500,653
Other Assets and Liabilities - Net	(22.0)	(27,549,261)
Net Assets	100.0%	$124,951,392

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

W  When-issued or delayed delivery security

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $141,723,408

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$13,410,547
Gross Unrealized Depreciation	(2,633,302)
Net Unrealized Appreciation	$10,777,245

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 95.1%
		Advertising: 0.3%
19,200	@	inVentiv Health, Inc.	$594,432
			594,432
		Aerospace/Defense: 2.6%
33,100	L	DRS Technologies, Inc.	1,796,337
40,300	@	Moog, Inc.	1,846,143
22,800	@	Teledyne Technologies, Inc.	1,215,924
			4,858,404
		Apparel: 1.2%
3,000	@,L	Deckers Outdoor Corp.	465,180
43,200	@,@@,L	Gildan Activewear, Inc.	1,778,112
			2,243,292
		Banks: 1.3%
98,800	L	Bank Mutual Corp.	1,044,316
42,458	@	Signature Bank	1,432,958
			2,477,274
		Biotechnology: 2.6%
19,400	@,L	Alexion Pharmaceuticals, Inc.	1,455,582
183,700	@,L	Human Genome Sciences, Inc.	1,917,828
34,700	@,L	Integra LifeSciences Holdings Corp.	1,454,971
			4,828,381
		Chemicals: 2.7%
39,600		Albemarle Corp.	1,633,500
25,200		Minerals Technologies, Inc.	1,687,140
44,800	L	UAP Holding Corp.	1,729,280
			5,049,920
		Commercial Services: 6.2%
16,100	@	Advisory Board Co.	1,033,459
8,069	@	Capella Education Co.	528,197
50,900	@	Corrections Corp. of America	1,502,059
109,429	L	Diamond Management & Technology Consultants, Inc.	795,549
44,100	@,L	FTI Consulting, Inc.	2,718,324
63,400	@,L	Geo Group, Inc.	1,775,200
9,400	@,L	Kenexa Corp.	182,548
29,800	L	Sotheby's	1,135,380
46,900	@,L	Vistaprint Ltd.	2,009,665
			11,680,381
		Computers: 6.0%
54,400	@,L	Ansoft Corp.	1,406,240
145,300	@	Brocade Communications Systems, Inc.	1,066,502
29,700	@	CACI International, Inc.	1,329,669
29,300	@	Electronics for Imaging	658,664
43,500	@,@@,L	Logitech International	1,593,840
86,600	@,L	Mentor Graphics Corp.	933,548
16,158	@	Micros Systems, Inc.	1,133,645
93,200	@,@@	Ness Technologies, Inc.	860,236
43,600	@,L	Riverbed Technolgoy, Inc.	1,165,864
73,407	@,@@	Xyratex Ltd.	1,159,831
			11,308,039

Shares			Value
		Cosmetics/Personal Care: 0.3%
41,500	@	Physicians Formula Holdings, Inc.	$493,020
			493,020
		Distribution/Wholesale: 1.1%
52,800	@,L	Brightpoint, Inc.	811,008
62,000	@	LKQ Corp.	1,303,240
			2,114,248
		Diversified Financial Services: 3.6%
28,774	@,L	Cowen Group, Inc.	273,641
13,000	@	GFI Group, Inc.	1,244,360
17,200	L	Greenhill & Co., Inc.	1,143,456
38,900	@	Investment Technology Group, Inc.	1,851,251
16,689	@	Piper Jaffray Cos.	773,034
40,149		Waddell & Reed Financial, Inc.	1,448,977
			6,734,719
		Electrical Components & Equipment: 0.7%
66,700	@,L	Greatbatch, Inc.	1,333,333
			1,333,333
		Electronics: 2.8%
32,200	@	Cymer, Inc.	1,253,546
49,100		Keithley Instruments, Inc.	475,288
48,600	@	MEMSIC, Inc.	492,318
32,300	@	Thomas & Betts Corp.	1,583,992
22,000	@	Varian, Inc.	1,436,600
			5,241,744
		Energy-Alternate Sources: 0.4%
23,200	@,L	Comverge, Inc.	730,568
			730,568
		Engineering & Construction: 0.4%
31,300	@	EMCOR Group, Inc.	739,619
			739,619
		Environmental Control: 1.4%
25,200	@	Energy Solutions, Inc.	680,148
64,100	@	Waste Connections, Inc.	1,980,690
			2,660,838
		Gas: 1.2%
55,700	L	Piedmont Natural Gas Co.	1,457,112
30,100	L	Southwest Gas Corp.	896,077
			2,353,189
		Hand/Machine Tools: 0.4%
19,200	L	Franklin Electric Co., Inc.	734,784
			734,784
		Healthcare-Products: 6.4%
72,400	@,L	Accuray, Inc.	1,101,928
26,500	L	Cooper Cos., Inc.	1,007,000
34,400	@,L	Hologic, Inc.	2,361,216
57,800	@,L	Luminex Corp.	938,672
46,100	L	Meridian Bioscience, Inc.	1,386,688
65,497	@,L	Micrus Endovascular Corp.	1,288,981
91,200	@,L	Natus Medical, Inc.	1,764,720
101,000	@	Spectranetics Corp.	1,548,330
49,500	@	Volcano Corp.	619,245
			12,016,780

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Healthcare-Services: 4.8%
24,200	@,L	Amedisys, Inc.	$1,174,184
23,900	@,L	Healthways, Inc.	1,396,716
34,100	@,L	Magellan Health Services, Inc.	1,590,083
14,819	@,L	Pediatrix Medical Group, Inc.	1,009,915
58,100	@,L	Psychiatric Solutions, Inc.	1,888,250
37,300		Universal Health Services, Inc.	1,909,760
			8,968,908
		Housewares: 1.0%
34,863	L	Toro Co.	1,897,942
			1,897,942
		Insurance: 0.9%
32,325	@@	Aspen Insurance Holdings Ltd.	932,253
21,300	@@	Platinum Underwriters Holdings Ltd.	757,428
			1,689,681
		Internet: 2.2%
12,800	@,L	Priceline.com, Inc.	1,470,208
122,200	@,L	Trizetto Group	2,122,614
27,900	@	Valueclick, Inc.	611,010
			4,203,832
		Leisure Time: 1.0%
39,179	@,L	Life Time Fitness, Inc.	1,946,413
			1,946,413
		Lodging: 0.4%
72,400	@	Red Lion Hotels Corp.	720,380
			720,380
		Machinery - Diversified: 2.6%
15,400	@,L	Middleby Corp.	1,179,948
34,400		Nordson Corp.	1,993,824
48,000		Wabtec Corp.	1,653,120
			4,826,892
		Mining: 0.9%
149,700	@,L	Coeur d'Alene Mines Corp.	739,518
14,400	@	RTI International Metals, Inc.	992,592
			1,732,110
		Miscellaneous Manufacturing: 1.4%
36,200	L	Barnes Group, Inc.	1,208,718
48,500	@,L	EnPro Industries, Inc.	1,486,525
			2,695,243
		Oil & Gas: 4.8%
41,600	@,L	Carrizo Oil & Gas, Inc.	2,277,600
103,500	@,L	EXCO Resources, Inc.	1,602,180
151,800	@,L	McMoRan Exploration Co.	1,987,062
84,800	@,L	Parallel Petroleum Corp.	1,495,024
121,700	@,L	Petroquest Energy, Inc.	1,740,310
			9,102,176
		Oil & Gas Services: 1.3%
23,800	@,L	Allis-Chalmers Energy, Inc.	351,050
8,300	@	Core Laboratories NV	1,035,176
18,400	@	Dril-Quip, Inc.	1,024,144
			2,410,370

Shares			Value
		Packaging & Containers: 1.1%
32,700	L	Greif, Inc.	$2,137,599
			2,137,599
		Pharmaceuticals: 5.5%
167,900	@,L	Akorn, Inc.	1,232,386
57,700	@,L	BioMarin Pharmaceuticals, Inc.	2,042,580
45,400	@,@@,L	Cardiome Pharma Corp.	404,968
45,700	@	Cubist Pharmaceuticals, Inc.	937,307
58,727	@,L	MannKind Corp.	467,467
6,200	@,L	Pharmion Corp.	389,732
134,273	@,L	Salix Pharmaceuticals Ltd.	1,058,071
70,000	@,L	Sciele Pharma, Inc.	1,431,500
14,600	@,L	United Therapeutics Corp.	1,425,690
26,800	@,L	USANA Health Sciences, Inc.	993,744
			10,383,445
		Retail: 5.7%
28,600		Cash America International, Inc.	923,780
10,600	@,L	Chipotle Mexican Grill, Inc.	1,304,330
17,500	@	Gymboree Corp.	533,050
54,267	@,L	JOS A Bank Clothiers, Inc.	1,543,896
36,000		Longs Drug Stores Corp.	1,692,000
54,100	@,L	Morton's Restaurant Group, Inc.	504,753
52,300	@,L	Pantry, Inc.	1,366,599
33,800		Phillips-Van Heusen	1,245,868
78,200	@,L	Sonic Corp.	1,712,580
			10,826,856
		Savings & Loans: 0.5%
84,400	L	NewAlliance Bancshares, Inc.	972,288
			972,288
		Semiconductors: 7.8%
198,000	@,L	Entegris, Inc.	1,708,740
34,500	@	Fairchild Semiconductor International, Inc.	497,835
55,200	@,L	Formfactor, Inc.	1,827,120
112,700	@	Integrated Device Technology, Inc.	1,274,637
91,500	L	Micrel, Inc.	773,175
43,500	@	MKS Instruments, Inc.	832,590
149,200	@,L	ON Semiconductor Corp.	1,324,896
98,200	@	QLogic Corp.	1,394,440
127,600	@	Semtech Corp.	1,980,352
112,400	@	Teradyne, Inc.	1,162,216
75,200	@,@@	Verigy Ltd.	2,043,184
			14,819,185
		Software: 5.5%
52,300	@	Ansys, Inc.	2,168,357
44,300	L	Blackbaud, Inc.	1,242,172
79,600	@	EPIQ Systems, Inc.	1,385,836
39,224	@	MSCI, Inc. - Class A	1,506,202
33,900	@,L	SPSS, Inc.	1,217,349
70,500	@,L	THQ, Inc.	1,987,395
30,000	@,L	Ultimate Software Group, Inc.	944,100
			10,451,411

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP SMALLCAP OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 4.3%
98,000		Alaska Communications Systems Group, Inc.	$1,470,000
21,000	@,L	Anixter International, Inc.	1,307,670
82,500	@,L	Aruba Networks, Inc.	1,230,075
26,300	@	CommScope, Inc.	1,294,223
132,200	@	Ixia	1,253,256
48,800	@	SBA Communications Corp.	1,651,392
			8,206,616
		Transportation: 1.8%
46,400	@,L	Genesee & Wyoming, Inc.	1,121,488
35,100	@,L	HUB Group, Inc.	932,958
32,300	L	Knight Transportation, Inc.	478,363
30,800	@,L	PHI, Inc.	955,416
			3,488,225
		Total Common Stock (Cost $169,133,524)	179,672,537
REAL ESTATE INVESTMENT TRUSTS: 2.5%
		Diversified: 1.1%
54,116		Digital Realty Trust, Inc.	2,076,431
			2,076,431
		Health Care: 0.9%
55,300	L	Nationwide Health Properties, Inc.	1,734,761
			1,734,761
		Mortgage: 0.5%
49,600		Annaly Capital Management, Inc.	901,728
			901,728
		Total Real Estate Investment Trusts (Cost $4,372,802)	4,712,920
EXCHANGE-TRADED FUNDS: 0.4%
		Exchange-Traded Funds: 0.4%
8,433	L	iShares Russell 2000 Growth Index Fund	703,987
		Total Exchange-Traded Funds (Cost $522,557)	703,987
		Total Long-Term Investments (Cost $174,028,883)	185,089,444

Shares			Value
SHORT-TERM INVESTMENTS: 31.2%
		Mutual Fund: 2.0%
3,750,000	**	ING Institutional Prime Money Market Fund	$3,750,000
		Total Mutual Fund (Cost $3,750,000)	3,750,000

Principal Amount		Value
	Repurchase Agreement: 0.2%
$384,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $384,091 to be received upon repurchase (Collateralized by $395,000 Federal Home Loan Bank, Discount Note, Market Value $394,250, due 01/16/08)	$384,000
Total Repurchase Agreement (Cost $384,000)		384,000
	Securities Lending Collateralcc: 29.0%
54,835,826	Bank of New York Mellon Corp. Institutional Cash Reserves	54,835,826
Total Securities Lending Collateral (Cost $54,835,826)		54,835,826
Total Short-Term Investments (Cost $58,969,826)		58,969,826

Total Investments in Securities (Cost $232,998,709)*	129.2%	$244,059,270
Other Assets and Liabilities - Net	(29.2)	(55,152,694)
Net Assets	100.0%	$188,906,576

@  Non-income producing security

@@  Foreign Issuer

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $233,367,000

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$21,489,750
Gross Unrealized Depreciation	(10,797,480)
Net Unrealized Appreciation	$10,692,270

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP FINANCIAL SERVICES PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 88.8%
		Banks: 28.4%
29,400		Associated Banc-Corp.	$796,446
82,148		Bank of America Corp.	3,389,426
31,887		Bank of New York Mellon Corp.	1,554,810
25,500		Cullen/Frost Bankers, Inc.	1,291,830
29,800		PNC Financial Services Group, Inc.	1,956,370
39,805		Prosperity Bancshares, Inc.	1,169,869
27,400		State Street Corp.	2,224,880
102,718		US Bancorp.	3,260,269
55,317		Wachovia Corp.	2,103,706
122,508		Wells Fargo & Co.	3,698,517
			21,446,123
		Diversified Financial Services: 26.3%
11,759	@	Affiliated Managers Group, Inc.	1,381,212
20,445		American Express Co.	1,063,549
84,617		Citigroup, Inc.	2,491,124
7,300	@@	Deutsche Boerse AG	1,432,800
24,523		Fannie Mae	980,430
19,695		Freddie Mac	671,009
6,790		Goldman Sachs Group, Inc.	1,460,190
38,400		Invesco Ltd.	1,204,992
96,666		JPMorgan Chase & Co.	4,219,471
20,500	@@	Lazard Ltd.	833,940
17,952		Lehman Brothers Holdings, Inc.	1,174,779
22,216		Merrill Lynch & Co., Inc.	1,192,555
11,865		Morgan Stanley	630,150
53,400	@	TD Ameritrade Holding Corp.	1,071,204
			19,807,405
		Insurance: 30.9%
30,094	@@	ACE Ltd.	1,859,207
25,059		Aflac, Inc.	1,569,445
63,432		American International Group, Inc.	3,698,086
16,300		Assurant, Inc.	1,090,470
15,385		Hartford Financial Services Group, Inc.	1,341,418
26,739		Lincoln National Corp.	1,556,745
26,800		MBIA, Inc.	499,284
27,400		Metlife, Inc.	1,688,388
32,500		Principal Financial Group, Inc.	2,237,300
52,700		Protective Life Corp.	2,161,754
11,385		Prudential Financial, Inc.	1,059,260
24,200		Stancorp Financial Group, Inc.	1,219,196
23,488		Travelers Cos., Inc.	1,263,654
25,400	@@	Willis Group Holdings Ltd.	964,438
35,600		WR Berkley Corp.	1,061,236
			23,269,881
		Savings & Loans: 1.7%
71,400		People's United Financial, Inc.	1,270,920
			1,270,920
		Software: 1.5%
20,600	@	Fiserv, Inc.	1,143,094
			1,143,094
Total Common Stock (Cost $68,268,015)			66,937,423

Shares			Value
REAL ESTATE INVESTMENT TRUSTS: 3.5%
		Apartments: 0.8%
13,100		Home Properties, Inc.	$587,535
			587,535
		Diversified: 1.4%
12,200		Digital Realty Trust, Inc.	468,114
19,600		Liberty Property Trust	564,676
			1,032,790
		Office Property: 0.6%
21,100		Douglas Emmett, Inc.	477,071
			477,071
		Regional Malls: 0.7%
7,500		Macerich Co.	532,950
			532,950
Total Real Estate Investment Trusts (Cost $3,261,492)			2,630,346
Total Long-Term Investments (Cost $71,529,507)			69,567,769
SHORT-TERM INVESTMENTS: 5.7%
		Mutual Fund: 3.9%
2,925,000	**	ING Institutional Prime Money Market Fund	2,925,000
		Total Mutual Fund (Cost $2,925,000)	2,925,000

Principal Amount		Value
	Repurchase Agreement: 1.8%
$1,390,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $1,390,320 to be received upon repurchase (Collateralized by $1,296,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $1,418,658, due 01/15/12)	1,390,000
Total Repurchase Agreement (Cost $1,390,000)		1,390,000
Total Short-Term Investments (Cost $4,315,000)		4,315,000

Total Investments in Securities (Cost $75,844,507)*	98.0%	$73,882,769
Other Assets and Liabilities - Net	2.0	1,543,629
Net Assets	100.0%	$75,426,398

@  Non-income producing security

@@  Foreign Issuer

**  Investment in affiliate

*  Cost for federal income tax purposes is $75,934,422

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$5,007,548
Gross Unrealized Depreciation	(7,059,201)
Net Unrealized Depreciation	$(2,051,653)

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO  AS OF DECEMBER 31, 2007

Principal Amount			Value
CORPORATE BONDS/NOTES: 91.6%
		Advertising: 1.8%
$27,000	C	Lamar Media Corp., 6.625%, due 08/15/15	$26,393
960,000	C	R.H. Donnelley Corp., 6.875%, due 01/15/13	864,000
560,000	#,C	RH Donnelley Corp., 8.875%, due 10/15/17	520,800
185,000	C	Visant Corp., 7.625%, due 10/01/12	186,850
			1,598,043
		Airlines: 1.2%
390,000	C	AMR Corp., 8.608%, due 04/01/11	393,900
300,276	C	Continental Airlines, Inc., 7.461%, due 04/01/15	292,559
310,000		United AirLines, Inc., 6.932%, due 09/01/11	368,900
			1,055,359
		Apparel: 0.1%
53,000	C	Perry Ellis International, Inc., 8.875%, due 09/15/13	51,410
			51,410
		Auto Manufacturers: 2.7%
1,089,000		Ford Motor Co., 8.597%, due 11/29/13	1,010,419
600,000	C	General Motors Corp., 7.125%, due 07/15/13	522,000
1,115,000	C	General Motors Corp., 8.375%, due 07/15/33	903,134
			2,435,553
		Auto Parts & Equipment: 0.2%
195,000	C	United Components, Inc., 9.375%, due 06/15/13	193,538
			193,538
		Banks: 0.4%
400,000	C	SunTrust Preferred Capital I, 5.853%, due 12/31/49	353,300
			353,300
		Beverages: 0.7%
515,000	#,C	Constellation Brands, Inc., 7.250%, due 05/15/17	478,950
175,000	C	Constellation Brands, Inc., 8.375%, due 12/15/14	176,313
			655,263
		Building Materials: 1.2%
52,000	@@,C	Ainsworth Lumber Co., Ltd., 6.750%, due 03/15/14	31,590
710,000	C	Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	734,850
35,000	C	Goodman Global Holdings, Inc., 7.991%, due 06/15/12	34,913
300,000	C	Interline Brands, Inc., 8.125%, due 06/15/14	298,500
6,000	C	Texas Industries, Inc., 7.250%, due 07/15/13	5,910
			1,105,763

Principal Amount			Value
		Chemicals: 2.9%
$810,000	@@,#,C	Ineos Group Holdings PLC, 8.500%, due 02/15/16	$724,950
480,000	#,C	Momentive Performance Materials, Inc., 9.750%, due 12/01/14	444,000
465,000	&,#,C	Momentive Performance Materials, Inc., 10.125%, due 12/01/14	427,800
585,000	@@,C	Nova Chemicals Corp., 7.863%, due 11/15/13	549,900
435,000	C	PolyOne Corp., 8.875%, due 05/01/12	444,788
			2,591,438
		Commercial Services: 4.3%
13,000	C	Ahern Rentals, Inc., 9.250%, due 08/15/13	11,018
605,000	C	Alion Science and Technology Corp., 10.250%, due 02/01/15	518,788
280,000	C	Aramark Services, Inc., 8.411%, due 02/01/15	274,400
420,000	C	Aramark Services, Inc., 8.500%, due 02/01/15	427,350
785,000	#,C	Ashtead Capital, Inc., 9.000%, due 08/15/16	698,650
200,000	C	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 7.750%, due 05/15/16	189,000
37,000	C	Geo Group, Inc., 8.250%, due 07/15/13	37,555
500,000	C	Hertz Corp., 8.875%, due 01/01/14	509,375
370,000	C	Hertz Corp., 10.500%, due 01/01/16	384,800
645,000	C	Neff Corp., 10.000%, due 06/01/15	354,750
590,000	@@,C	Quebecor World Capital Corp., 6.125%, due 11/15/13	462,413
14,000	#,C	Viant Holdings, Inc., 10.125%, due 07/15/17	12,880
			3,880,979
		Computers: 1.4%
360,000	#,C	Ceridian Corp., 11.250%, due 11/15/15	334,800
360,000	&,#,C	Ceridian Corp., 12.250%, due 11/15/15	336,600
550,000	C	Sungard Data Systems, Inc., 9.125%, due 08/15/13	562,375
			1,233,775
		Cosmetics/Personal Care: 0.0%
18,000	C	Revlon Consumer Products Corp., 8.625%, due 02/01/08	17,835
			17,835
		Diversified Financial Services: 12.6%
856	C	AES Red Oak, LLC, 8.540%, due 11/30/19	921
595,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	615,825
600,000	#,C	Biomet, Inc., 10.000%, due 10/15/17	615,000
400,000	#,C	Biomet, Inc., 11.625%, due 10/15/17	396,000
460,000	#,C	Buffalo Thunder Development Authority, 9.375%, due 12/15/14	411,700

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services: (continued)
$41,000	C	E*Trade Financial Corp., 7.375%, due 09/15/13	$31,775
250,000		Ford Motor Credit Co., 7.250%, due 10/25/11	216,712
165,000		Ford Motor Credit Co., 7.800%, due 06/01/12	144,778
320,000		Ford Motor Credit Co., 7.993%, due 01/13/12	269,013
620,000		Ford Motor Credit Co., 9.693%, due 04/15/12	609,872
915,000		Ford Motor Credit Co., 9.875%, due 08/10/11	866,067
240,000		General Motors Acceptance Corp., 6.750%, due 12/01/14	193,823
895,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	766,263
570,000	#,C	Hawker Beechcraft Acquisition Co., LLC, 9.750%, due 04/01/17	568,575
480,000	&,#,C	Hawker Beechcraft Acquisition Co., LLC / Hawker Beechcraft Notes Co., 8.875%, due 04/01/15	476,400
420,000	C	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC, 9.750%, due 11/15/14	455,700
400,000	C	JP Morgan Chase Capital XVIII, 6.950%, due 08/17/36	381,081
350,000	#,C	KAR Holdings, Inc., 8.750%, due 05/01/14	323,750
660,000	&,#,C	Local TV Finance, LLC, 9.250%, due 06/15/15	633,600
455,000	#,C	Nuveen Investments, Inc., 10.500%, due 11/15/15	455,569
670,030	#,C	Piper Jaffray Equipment Trust Securities, 6.750%, due 04/01/11	649,929
420,000	&,#,C	PNA Intermediate Holding Corp., 11.869%, due 02/15/13	382,200
182,000	#,C	Rainbow National Services, LLC, 8.750%, due 09/01/12	188,143
575,000	C	Residential Capital Corp., 7.875%, due 06/30/10	370,875
280,000	C	Residential Capital Corp., 8.375%, due 06/30/15	170,800
200,000	C	Residential Capital, LLC, 7.500%, due 02/22/11	125,500
345,000	#,C	Snoqualmie Entertainment Authority, 9.125%, due 02/01/15	334,650
615,000	C	Universal City Florida Holding Co. I/II, 9.661%, due 05/01/10	618,075
			11,272,596
		Electric: 4.8%
415,000	#,C	AES Corp., 8.000%, due 10/15/17	426,413
231,000	#,C	AES Corp., 8.750%, due 05/15/13	242,261
71,000	C	Allegheny Energy Supply, 7.800%, due 03/15/11	74,373
465,000	C	Edison Mission Energy, 7.000%, due 05/15/17	459,188
370,000	#,C	Energy Future Holdings, 10.875%, due 11/01/17	373,700
58,200	C	Homer City Funding, LLC, 8.734%, due 10/01/26	63,729
410,000	@@,#,C	Intergen NV, 9.000%, due 06/30/17	433,575

Principal Amount			Value
$102,459	C	Midwest Generation, LLC, 8.300%, due 07/02/09	$103,996
431,592	C	Midwest Generation, LLC, 8.560%, due 01/02/16	460,724
460,000	C	Mirant North America, LLC, 7.375%, due 12/31/13	463,450
230,000	C	Reliant Energy, Inc., 7.625%, due 06/15/14	228,850
205,000	C	Reliant Energy, Inc., 7.875%, due 06/15/17	203,975
7,572	#,C,X	South Point Energy Center, LLC, 8.400%, due 05/30/12	7,496
740,000	#,C	Texas Competitive Electric Holdings Co., LLC, 10.250%, due 11/01/15	736,300
			4,278,030
		Electrical Components & Equipment: 0.0%
42,000	C	Superior Essex Communications, LLC, 9.000%, due 04/15/12	40,530
			40,530
		Entertainment: 2.8%
25,000	C	AMC Entertainment, Inc., 8.000%, due 03/01/14	23,625
700,000	C	AMC Entertainment, Inc., 11.000%, due 02/01/16	740,250
215,000	+,C	Marquee Holdings, Inc., 12.000%, due 08/15/14	173,075
360,000	#,C	Mashantucket Western Pequot Tribe, 8.500%, due 11/15/15	363,600
70,000	#,C	Pinnacle Entertainment, Inc., 7.500%, due 06/15/15	63,875
487,000	C	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	494,305
310,000	#,C	Shingle Springs Tribal Gaming Authority, 9.375%, due 06/15/15	302,250
440,000	C	Warner Music Group - Old, 7.375%, due 04/15/14	341,000
			2,501,980
		Environmental Control: 1.4%
825,000	C	Waste Services, Inc., 9.500%, due 04/15/14	808,500
425,000	C	WCA Waste Corp., 9.250%, due 06/15/14	434,563
			1,243,063
		Food: 0.8%
25,000	C	Ahold Finance USA, Inc., 8.250%, due 07/15/10	27,303
530,000	C	Albertson's, Inc., 7.450%, due 08/01/29	512,743
28,000	C	Del Monte Corp., 8.625%, due 12/15/12	28,350
43,000		Smithfield Foods, Inc., 7.000%, due 08/01/11	42,570
115,000	C	Stater Brothers Holdings, 8.125%, due 06/15/12	114,138
			725,104

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Forest Products & Paper: 4.6%
$565,000	@@,C	Bowater Canada Finance, 7.950%, due 11/15/11	$459,063
485,000	@@,C	Cascades, Inc., 7.250%, due 02/15/13	457,113
585,000	@@,C	Catalyst Paper Corp., 8.625%, due 06/15/11	488,475
465,000	C	Domtar Corp., 5.375%, due 12/01/13	421,988
480,000	C	Exopack Holding Corp., 11.250%, due 02/01/14	472,800
80,000	#,C	Georgia-Pacific Corp., 7.000%, due 01/15/15	78,200
340,000	C	Georgia-Pacific Corp., 7.750%, due 11/15/29	312,800
31,000	C	Neenah Paper, Inc., 7.375%, due 11/15/14	29,140
640,000	C	NewPage Corp., 12.000%, due 05/01/13	664,000
135,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 8.661%, due 08/01/14	132,300
450,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 9.125%, due 08/01/14	456,750
170,000	C	Verso Paper Holdings, LLC and Verson Paper, Inc., 11.375%, due 08/01/16	173,400
			4,146,029
		Health Care: 0.0%
20,000	C	Ventas Realty LP, 8.750%, due 05/01/09	20,600
			20,600
		Healthcare-Products: 1.5%
750,000	C	Accellent, Inc., 10.500%, due 12/01/13	633,750
310,000	C	Advanced Medical Optics, Inc., 7.500%, due 05/01/17	286,750
407,000	#,C	Bausch & Lomb, Inc., 9.875%, due 11/01/15	414,123
			1,334,623
		Healthcare-Services: 5.4%
470,000	C	Centene Corp., 7.250%, due 04/01/14	460,600
340,000	C	DaVita, Inc., 7.250%, due 03/15/15	342,550
710,000	C	HCA, Inc., 9.250%, due 11/15/16	747,275
1,025,000	&,C	HCA, Inc., 9.625%, due 11/15/16	1,086,500
535,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	536,338
695,000	C	Sun Healthcare Group, Inc., 9.125%, due 04/15/15	703,688
465,000	C	United Surgical Partners International, Inc., 8.875%, due 05/01/17	461,513
510,000	&,C	United Surgical Partners International, Inc., 9.250%, due 05/01/17	499,800
			4,838,264

Principal Amount			Value
		Holding Companies-Diversified: 0.5%
$470,000	C	Atlantic Broadband Finance, LLC, 9.375%, due 01/15/14	$444,150
			444,150
		Home Builders: 0.4%
578,000	C	Stanley-Martin Communities, LLC, 9.750%, due 08/15/15	349,690
			349,690
		Home Furnishings: 0.3%
245,000	C	Norcraft Cos. LP, 9.000%, due 11/01/11	249,900
			249,900
		Household Products/Wares: 1.2%
465,000	C	American Achievement Corp., 8.250%, due 04/01/12	455,700
615,000	+,C	Visant Holding Corp., 10.500%, due 12/01/13	578,100
			1,033,800
		Iron/Steel: 0.1%
155,000	&,#,C	Metals USA Holdings Corp., 10.681%, due 07/01/12	127,875
			127,875
		Leisure Time: 1.1%
469,000	@@,C	NCL Corp., 10.625%, due 07/15/14	468,414
510,000	C	Travelport, LLC, 11.875%, due 09/01/16	546,338
			1,014,752
		Lodging: 2.3%
700,000		Green Valley Ranch Gaming, 8.610%, due 09/06/14	663,250
465,000		Harrah's Operating Co., Inc., 6.500%, due 06/01/16	346,940
410,000	C	MGM Mirage, 7.500%, due 06/01/16	407,950
405,000	#,C	Seminole Hard Rock Entertainment, Inc., 7.491%, due 03/15/14	388,800
305,000	C	Station Casinos, Inc., 6.500%, due 02/01/14	230,275
			2,037,215
		Machinery-Diversified: 0.0%
27,000	C	Columbus McKinnon Corp., 8.875%, due 11/01/13	28,080
			28,080
		Media: 9.4%
370,000	C	American Media Operations, Inc., 10.250%, due 05/01/09	316,813
25,000		Cablevision Systems Corp., 9.644%, due 04/01/09	25,406
231,001	C	CCH I Holdings, LLC, 11.000%, due 10/01/15	188,266
190,000	C	CCH I, LLC, 11.000%, due 10/01/15	155,800
608,000	C	Charter Communications Holdings II, LLC, 10.250%, due 10/01/13	585,200

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Media: (continued)
$215,000	#,C	Charter Communications Operating, LLC, 8.375%, due 04/30/14	$209,088
278,000		CSC Holdings, Inc., 7.625%, due 04/01/11	278,695
150,000		CSC Holdings, Inc., 8.125%, due 07/15/09	152,813
172,000	C	Dex Media West, LLC, 9.875%, due 08/15/13	179,310
230,000	C	Dex Media, Inc., 8.000%, due 11/15/13	217,350
960,000	C	Idearc, Inc., 8.000%, due 11/15/16	885,600
540,000	#,C	ION Media Networks, Inc., 11.493%, due 01/15/13	532,575
600,000		Liberty Media, LLC, 8.250%, due 02/01/30	578,785
630,000	C	Mediacom Broadband, LLC, 8.500%, due 10/15/15	561,488
485,000	+,C	Nexstar Finance Holdings, LLC, Discount Note, due 04/01/13	483,181
740,000	C	Nexstar Finance, Inc., 7.000%, due 01/15/14	692,825
400,000	C	Nielsen Finance LLC/Nielsen Finance Co., 10.000%, due 08/01/14	411,000
370,000	@@,#,C	Quebecor Media, Inc., 7.750%, due 03/15/16	357,050
805,000	C	Radio One, Inc., 6.375%, due 02/15/13	669,156
425,000	#,C	TL Acquisitions, Inc., 10.500%, due 01/15/15	404,813
375,000	&,#,C	Univision Communications, Inc., 9.750%, due 03/15/15	343,594
240,000	C	Vertis, Inc., 9.750%, due 04/01/09	222,000
			8,450,808
		Metal Fabricate/Hardware: 0.1%
36,000	C	Valmont Industries, Inc., 6.875%, due 05/01/14	35,820
44,000	#,C	Wolverine Tube, Inc., 7.375%, due 08/01/08	41,140
			76,960
		Mining: 1.4%
27,000	C	Century Aluminum Co., 7.500%, due 08/15/14	26,730
713,000	C	Freeport-McMoRan Copper & Gold, Inc., 8.375%, due 04/01/17	766,475
525,000	&,#,C	Noranda Aluminium Acquisition Corp., 8.738%, due 05/15/15	443,625
			1,236,830
		Miscellaneous Manufacturing: 2.4%
340,000	C	Harland Clarke Holdings Corp., 9.500%, due 05/15/15	295,800
146,000	C	Indalex Holding Corp., 11.500%, due 02/01/14	129,210
58,000	C	Park-Ohio Industries, Inc., 8.375%, due 11/15/14	51,910
395,000	C	RBS Global, Inc. and Rexnord Corp., 9.500%, due 08/01/14	393,025
515,000		Rexnord Corp., 11.598%, due 03/02/13	501,481

Principal Amount			Value
$490,000	C	Sally Holdings, LLC, 9.250%, due 11/15/14	$487,550
285,000	C	Sally Holdings, LLC, 10.500%, due 11/15/16	282,150
			2,141,126
		Oil & Gas: 6.6%
280,000	#,C	Chaparral Energy, Inc., 8.875%, due 02/01/17	254,100
465,000	C	Chesapeake Energy Corp., 6.625%, due 01/15/16	456,863
250,000	C	Denbury Resources, Inc., 7.500%, due 04/01/13	253,750
260,000	C	Denbury Resources, Inc., 7.500%, due 12/15/15	263,900
760,000	C	Energy Partners Ltd., 9.750%, due 04/15/14	722,000
710,000	#,C	Forest Oil Corp., 7.250%, due 06/15/19	717,100
420,000	@@,#,C	Griffin Coal Mining Co. Pty Ltd., 9.500%, due 12/01/16	375,900
470,000	#,C	Hilcorp Energy I LP, 7.750%, due 11/01/15	464,125
360,000	C	McMoRan Exploration Co., 11.875%, due 11/15/14	363,150
495,000	@@,#,C	OPTI Canada, Inc., 8.250%, due 12/15/14	492,525
39,000	@@,C	Paramount Resources Ltd., 8.500%, due 01/31/13	39,293
540,000	C	PetroHawk Energy Corp., 9.125%, due 07/15/13	571,050
23,000	C	Premcor Refining Group, Inc., 7.500%, due 06/15/15	23,838
450,000	C	Sabine Pass LNG LP, 7.500%, due 11/30/16	432,000
515,000	C	Venoco, Inc., 8.750%, due 12/15/11	512,425
			5,942,019
		Oil & Gas Services: 0.4%
350,000	#,C	Key Energy Services, Inc., 8.375%, due 12/01/14	359,625
			359,625
		Packaging & Containers: 1.1%
28,000	C	Constar International, Inc., 11.000%, due 12/01/12	21,140
500,000	C	Graham Packaging Co., Inc., 8.500%, due 10/15/12	470,000
525,000	C	Jefferson Smurfit Corp., 8.250%, due 10/01/12	519,750
			1,010,890
		Pharmaceuticals: 0.0%
14,000	@@,C	Elan Finance PLC, 7.750%, due 11/15/11	13,230
			13,230
		Pipelines: 0.6%
490,000	C	El Paso Corp., 7.000%, due 06/15/17	492,958
39,000	C	Williams Cos., Inc., 7.125%, due 09/01/11	41,389
			534,347

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Principal Amount			Value
		Real Estate: 0.1%
$54,000	C	iStar Financial, Inc., 6.500%, due 12/15/13	$47,494
			47,494
		Retail: 3.7%
540,000	C	Bon-Ton Stores, Inc., 10.250%, due 03/15/14	410,400
34,000	C	Couche-Tard US LP, 7.500%, due 12/15/13	34,085
755,000	&,C,W	General Nutrition Centers, Inc., 10.009%, due 03/15/14	717,250
285,000	C	GSC Holdings Corp., 8.000%, due 10/01/12	298,181
39,000	C	Landry's Restaurants, Inc., 9.500%, due 12/15/14	38,464
275,000	&,C	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	284,969
505,000	C	NPC International, Inc., 9.500%, due 05/01/14	454,500
75,000	C	Pantry, Inc., 7.750%, due 02/15/14	69,375
63,000	C	PEP Boys-Manny Moe & Jack, 7.500%, due 12/15/14	59,141
500,000	C	Rite Aid Corp., 7.500%, due 03/01/17	443,125
109,000	C	Rite Aid Corp., 9.375%, due 12/15/15	91,015
466,000	C	Rite Aid Corp., 9.500%, due 06/15/17	387,945
			3,288,450
		Savings & Loans: 0.0%
34,000	C	Western Financial Bank, 9.625%, due 05/15/12	36,580
			36,580
		Semiconductors: 0.0%
14,000	@@,C	MagnaChip Semiconductor SA, 8.000%, due 12/15/14	10,570
			10,570
		Software: 0.9%
320,000	#,C	Open Solutions, Inc., 9.750%, due 02/01/15	293,200
600,000	C	Vangent, Inc., 9.625%, due 02/15/15	517,500
			810,700
		Telecommunications: 7.5%
250,000	C	Centennial Cellular Operating Co., 10.125%, due 06/15/13	263,750
505,000	C	Centennial Communications Corp., 10.000%, due 01/01/13	527,725
465,000	C	Citizens Communications Co., 9.000%, due 08/15/31	466,163
575,000	#,C	Cricket Communications, Inc., 9.375%, due 11/01/14	541,938
54,000	@@	Empresa Brasileira de Telecom SA, 11.000%, due 12/15/08	56,700
150,000	@@,C	Intelsat Bermuda Ltd., 8.886%, due 01/15/15	151,125
840,000	@@,C	Intelsat Bermuda Ltd., 11.250%, due 06/15/16	871,500

Principal Amount			Value
$435,000	C	Intelsat Corp., 9.000%, due 06/15/16	$440,438
370,000	@@,C	Intelsat Subsidiary Holding Co., Ltd., 8.625%, due 01/15/15	373,700
520,000	&,C	iPCS, Inc., 8.161%, due 05/01/14	483,600
500,000	C	MetroPCS Wireless, Inc., 9.250%, due 11/01/14	472,500
20,000	C	Qwest Capital Funding, Inc., 7.250%, due 02/15/11	19,800
860,000	C	Rural Cellular Corp., 8.124%, due 06/01/13	877,200
600,000	C	SunCom Wireless Holdings, Inc., 8.500%, due 06/01/13	624,000
30,000	#,C	Telcordia Technologies, Inc., 10.000%, due 03/15/13	24,000
200,000	C	West Corp., 9.500%, due 10/15/14	197,000
360,000	C	Windstream Corp., 7.000%, due 03/15/19	344,700
			6,735,839
		Textiles: 0.1%
45,000	#,C	Invista, 9.250%, due 05/01/12	46,800
			46,800
		Transportation: 0.6%
455,000	#,C	Bristow Group, Inc., 7.500%, due 09/15/17	459,550
55,000	@@,C	CHC Helicopter Corp., 7.375%, due 05/01/14	52,250
			511,800
Total Corporate Bonds/Notes (Cost $85,898,121)			82,112,605
Shares			Value
COMMON STOCK: 0.1%
		Telecommunications: 0.1%
1,107	@	iPCS, Inc.	$39,841
1,315		Virgin Media, Inc.	22,539
Total Common Stock (Cost $58,904)			62,380
PREFERRED STOCK: 0.1%
		Diversified Financial Services: 0.1%
2,545	P	AES Trust VII	126,614
			126,614
		Media: 0.0%
2	&,P	ION Media Networks, Inc.	14,017
			14,017
Total Preferred Stock (Cost $140,977)			140,631
WARRANTS: 0.0%
		Building Materials: 0.0%
195	@,#,I	Dayton Superior Corp.	2
			2
		Media: 0.0%
48	@	XM Satellite Radio Holdings, Inc.	72
			72

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP HIGH YIELD BOND PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
		Telecommunications: 0.0%
218	@,#	NTELOS, Inc. - CW10	$—
Total Warrants (Cost $6,440)			74
Total Long-Term Investments (Cost $86,104,442)			82,315,690
SHORT-TERM INVESTMENTS: 7.0%
		Mutual Fund: 6.8%
6,100,000	**	ING Institutional Prime Money Market Fund	6,100,000
Total Mutual Fund (Cost $6,100,000)			6,100,000

Principal Amount		Value
REPURCHASE AGREEMENT: 0.2%
$213,000	Goldman Sachs Repurchase Agreement dated 12/31/07, 4.150%, due 01/02/08, $213,049 to be received upon repurchase (Collateralized by $199,000 Federal Home Loan Mortgage Corporation, 5.750%, Market Value plus accrued interest $217,834, due 01/15/12)	213,000
Total Repurchase Agreement (Cost $213,000)		213,000
Total Short-Term Investments (Cost $6,313,000)		6,313,000

Total Investments in Securities (Cost $92,417,442)*	98.8%	$88,628,690
Other Assets and Liabilities - Net	1.2	1,032,553
Net Assets	100.0%	$89,661,243

@  Non-income producing security

@@  Foreign Issuer

&  Payment-in-kind

+  Step-up basis bonds. Interest rates shown reflect current and next coupon rates.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may Not be resold subject to that rule except to qualified institutional buyers. Unless otherwise Noted, these securities have been determined to be liquid under the guidelines established By the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

P  Preferred Stock may be called prior to convertible date.

W  When-issued or delayed delivery security

I  Illiquid security

X  Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.

**  Investment in affiliate

*  Cost for federal income tax purposes is $92,479,889

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$433,286
Gross Unrealized Depreciation	(4,284,485)
Net Unrealized Depreciation	$(3,851,199)

ING VP High Yield Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2007:

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Termination Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
UBS AG	Georgia-Pacific Corp. 7.750%, 11/15/29	Sell	3.000%	09/20/12	USD	500,000	$(7,862)
Lehman Brothers Special Financing Inc.	Harrah's Operating Co., Inc. 5.625%, 06/01/15	Sell	0.600%	03/20/08	USD	2,000,000	(8,631)
Merrill Lynch International	LCDX.NA.8 Index	Sell	1.200%	06/20/12	USD	4,900,000	(65,823)
JPMorgan Chase Bank N.A., New York	Norbord Inc. 7.250%, 07/01/12	Buy	(1.380)%	06/20/14	USD	1,000,000	129,836
Lehman Brothers Special Financing Inc.	Radian Group Inc. 5.375%, 06/15/15	Sell	3.900%	09/20/14	USD	600,000	(41,631)
UBS AG	Radian Group Inc. 5.375%, 06/15/15	Buy	(0.850)%	09/20/14	USD	600,000	118,912
Citibank N.A., New York	Simon Property Group LP 6.350%, 08/28/12	Buy	(0.380)%	09/20/12	USD	500,000	16,156
Goldman Sachs International	Temple-Inland Inc. 7.875%, 05/01/12	Buy	(1.040)%	03/20/14	USD	600,000	2,448
							$143,405

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2007

Shares			Value
COMMON STOCK: 96.8%
		Brazil: 1.7%
155,600		Petroleo Brasileiro SA	$9,178,652
			9,178,652
		Canada: 7.8%
213,700		Barrick Gold Corp.	8,986,085
1,952,000	@	Bombardier, Inc. - Class B	11,787,750
271,500	L	GoldCorp, Inc.	9,211,995
209,800	L	Petro-Canada	11,249,476
			41,235,306
		China: 3.4%
185,100	L	Aluminum Corp. of China Ltd. ADR	9,373,464
47,900	L	PetroChina Co., Ltd. ADR	8,405,013
			17,778,477
		Finland: 1.6%
191,400		Fortum OYJ	8,597,800
			8,597,800
		France: 8.1%
299,685	L	AXA SA ADR	11,900,491
109,976		Sanofi-Aventis	10,067,249
74,000		Societe Generale	10,702,562
124,880	L	Total SA	10,340,121
			43,010,423
		Germany: 4.8%
75,489		DaimlerChrysler AG	7,284,491
53,200	L	Deutsche Bank AG	6,884,612
52,393		E.ON AG	11,139,923
			25,309,026
		Hong Kong: 5.0%
574,000	L	Henderson Land Development Co., Ltd.	5,330,815
2,158,000		Hongkong Land Holdings Ltd.	10,569,247
781,500		Swire Pacific Ltd.	10,708,987
			26,609,049
		Italy: 2.9%
749,500	L	Enel S.p.A.	8,912,370
176,872		ENI S.p.A.	6,455,190
			15,367,560
		Japan: 24.5%
210,200		Astellas Pharma, Inc.	9,116,504
217,100		Daito Trust Construction Co., Ltd.	11,910,545
1,380		East Japan Railway Co.	11,351,237
1,059,000		Hino Motors Ltd.	6,844,414
2,561,000		Hitachi Ltd.	19,026,566
1,865,000		Nippon Express Co., Ltd.	9,515,437
199,300		Nitto Denko Corp.	10,474,587
183,700		Seven & I Holdings Co., Ltd.	5,336,932
31,300		Softbank Investment Corp.	8,416,258
418,000		Sumitomo Corp.	5,848,396
762		Sumitomo Mitsui Financial Group, Inc.	5,639,012
213,300		Tokyo Electric Power Co., Inc.	5,521,538
1,222,000		Toshiba Corp.	9,018,314
225,100		Toyota Motor Corp.	11,988,536
			130,008,276

Shares			Value
		Netherlands: 9.9%
497,681	L	European Aeronautic Defence and Space Co. NV	$15,883,684
745,400		Royal KPN NV	13,580,161
621,400		Unilever NV	22,830,727
			52,294,572
		Russia: 4.3%
121,200		OAO Gazprom ADR	6,848,633
63,300	@,L	Unified Energy System ADR	8,096,070
752,200	@,#,L	VTB Bank OJSC GDR	7,670,733
			22,615,436
		Singapore: 2.0%
763,000		United Overseas Bank Ltd.	10,449,540
			10,449,540
		South Korea: 2.8%
93,600		Hyundai Motor Co.	7,093,957
12,817		Samsung Electronics Co., Ltd.	7,542,777
			14,636,734
		Sweden: 2.2%
1,261,300		TeliaSonera AB	11,783,791
			11,783,791
		Switzerland: 3.8%
178,679		Credit Suisse Group	10,755,681
37,360	@	Swiss Life Holding	9,322,865
			20,078,546
		Taiwan: 1.7%
4,938,128		Wistron Corp.	9,069,781
			9,069,781
		Turkey: 3.2%
1,450,600	@	KOC Holding AS	7,831,284
591,174		Turkiye Garanti Bankasi AS	5,275,303
638,500		Turkiye Is Bankasi	3,988,411
			17,094,998
		United Kingdom: 7.1%
159,006		Anglo American PLC	9,651,891
713,400		Cadbury Schweppes PLC	8,722,666
639,000		HSBC Holdings PLC	10,763,655
2,216,288		Vodafone Group PLC	8,319,771
			37,457,983
Total Common Stock (Cost $489,181,057)			512,575,950
EXCHANGE-TRADED FUNDS: 0.9%
		Japan: 0.9%
357,000	L	iShares MSCI Japan Index Fund	4,744,530
Total Exchange-Traded Funds (Cost $5,071,292)			4,744,530
Total Long-Term Investments (Cost $494,252,349)			517,320,480

See Accompanying Notes to Financial Statements

  PORTFOLIO OF INVESTMENTS
ING VP INTERNATIONAL VALUE PORTFOLIO  AS OF DECEMBER 31, 2007 (CONTINUED)

Shares			Value
SHORT-TERM INVESTMENTS: 16.4%
		Mutual Fund: 2.5%
13,400,000	**	ING Institutional Prime Money Market Fund	$13,400,000
		Total Mutual Fund (Cost $13,400,000)	13,400,000

Principal Amount		Value
	Repurchase Agreement: 0.2%
$1,087,000	Morgan Stanley Repurchase Agreement dated 12/31/07, 4.250%, due 01/02/08, $1,087,257 to be received upon repurchase (Collateralized by $1,115,000 Federal Home Loan Bank, Discount Note, Market Value $1,112,882, due 01/16/08)	1,087,000
Total Repurchase Agreement (Cost $1,087,000)		1,087,000
	Securities Lending Collateralcc: 13.7%
72,584,924	Bank of New York Mellon Corp. Institutional Cash Reserves	72,584,924
Total Securities Lending Collateral (Cost $72,584,924)		72,584,924
Total Short-Term Investments (Cost $87,071,924)		87,071,924

Total Investments in Securities (Cost $581,324,273)*	114.1%	$604,392,404
Other Assets and Liabilities - Net	(14.1)	(74,840,551)
Net Assets	100.0%	$529,551,853

@  Non-income producing security

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may Not be resold subject to that rule except to qualified institutional buyers. Unless otherwise Noted, these securities have been determined to be liquid under the guidelines established By the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2007.

**  Investment in affiliate

*  Cost for federal income tax purposes is $582,121,697

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$37,627,379
Gross Unrealized Depreciation	(15,356,672)
Net Unrealized Appreciation	$22,270,707

Industry	Percentage of Net Assets
Aerospace/Defense	3.0%
Auto Manufacturers	6.3
Banks	11.6
Chemicals	2.0
Computers	1.7
Distribution/Wholesale	1.1
Diversified Financial Services	2.0
Electric	8.0
Electrical Components & Equipment	5.3
Food	6.0
Holding Companies - Diversified	3.5
Insurance	4.0
Internet	1.6
Mining	7.0
Miscellaneous Manufacturing	2.2
Oil & Gas	9.9
Pharmaceuticals	3.6
Real Estate	5.3
Retail	1.0
Semiconductors	1.4
Telecommunications	6.4
Transportation	3.9
Other Long-Term Investments	0.9
Short-Term Investments	16.4
Other Assets and Liabilities - Net	(14.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of ING Variable Products Trust was held October 25, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1  To approve the election of eleven nominees to the Board of Trustees of the Portfolios.

2  To approve a "Manager-of-Managers" arrangement for certain Portfolios to permit the Portfolios' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios' shareholders.

3  To approve the conversion of certain Portfolios' investment objectives from fundamental to non-fundamental.

Results:

	Proposal*		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
Colleen D. Baldwin	1		75,124,500	2,190,578	—	—	77,315,078
John V. Boyer	1		75,125,507	2,189,571	—	—	77,315,078
Patricia W. Chadwick	1		75,152,349	2,162,729	—	—	77,315,078
Robert W. Crispin	1		75,141,499	2,173,579	—	—	77,315,078
Peter S. Drotch	1		75,086,339	2,228,739	—	—	77,315,078
J. Michael Earley	1		75,064,467	2,250,611	—	—	77,315,078
Patrick W. Kenny	1		75,113,501	2,201,577	—	—	77,315,078
Shaun P. Mathews	1		75,167,688	2,147,390	—	—	77,315,078
Sheryl K. Pressler	1		75,079,144	2,235,934	—	—	77,315,078
David W.C. Putnam	1		75,078,896	2,236,182	—	—	77,315,078
Roger B. Vincent	1		75,125,358	2,189,720	—	—	77,315,078
ING VP Financial Services Portfolio	2		5,723,314	390,434	236,697	—	6,350,445
ING VP Financial Services Portfolio	3		5,794,551	294,650	261,244	—	6,350,445
ING VP High Yield Bond Portfolio	2		26,290,393	2,201,750	538,249	—	29,030,392
ING VP High Yield Bond Portfolio	3		26,677,109	1,465,314	887,969	—	29,030,392
ING VP MidCap Opportunities Portfolio	2		7,838,045	1,911,174	384,745	—	10,133,964
ING VP MidCap Opportunities Portfolio	3		8,792,853	941,987	399,124	—	10,133,964
ING VP Real Estate Portfolio	2		9,293,534	821,505	556,589	—	10,671,628
ING VP SmallCap Opportunities Portfolio	2		7,325,974	720,796	274,250	—	8,321,020
ING VP SmallCap Opportunities Portfolio	3		7,246,816	641,275	432,929	—	8,321,020
ING VP International Value Portfolio	2	**	12,165,134	396,615	245,879	—	12,807,628
ING VP International Value Portfolio	3	**	12,342,764	374,884	89,980	—	12,807,628

*  All proposals passed at this meeting.

**  The Shareholder Meeting for ING VP International Value Portfolio was adjourned to November 21, 2007.

A special meeting of shareholders of ING Variable Products Trust was held November 21, 2007, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

2  To approve a "Manager-of-Managers" arrangement for certain Portfolios to permit the Portfolios' investment adviser, subject to prior approval by the Board, to enter into and materially amend agreements with unaffiliated sub-advisers without obtaining the approval of the Portfolios' shareholders.

3  To approve the conversion of certain Portfolios' investment objectives from fundamental to non-fundamental.

Results:

	Proposal*	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total shares voted
ING VP International Value Portfolio	2	15,029,183	673,844	861,172	—	16,564,199
ING VP International Value Portfolio	3	15,073,353	539,615	951,231	—	16,564,199

*  All proposals passed at this meeting.

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2007 were as follows:

Portfolio Name	Type	Per Share Amount
ING VP Real Estate Portfolio
Class I	NII	$0.2537
Class S	NII	$0.2078
All Classes (Record date 7/31/07)	LTCG	$0.8281
All Classes (Record date 12/27/07)	LTCG	$0.1492
ING VP Financial Services Portfolio
Class I	NII	$0.2155
Class S	NII	$0.1836
All Classes	STCG	$0.3338
All Classes	LTCG	$0.4096

Fund Name	Type	Per Share Amount
ING VP High Yield Bond Portfolio
Class ADV	NII	$0.2187
Class I	NII	$0.2388
Class S	NII	$0.2290
ING VP International Value Portfolio
Class ADV	NII	$0.1929
Class I	NII	$0.2748
Class S	NII	$0.2442
All Classes	STCG	$1.4375
All Classes	LTCG	$1.2165

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2007, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING VP Real Estate Portfolio	4.04%
ING VP Financial Services Portfolio	67.62%
ING VP High Yield Bond Portfolio	0.25%
ING VP International Value Portfolio	0.29%

Pursuant to Section 853 of the Internal Revenue Code, VP International Value Portfolio designates $1,279,668 ($0.0342 per share) as foreign taxes paid for the year ended December 31, 2007. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Listed below are the detail by country and per share amounts related to the foreign tax credit.

Country	Gross Income	Gross Income Per Share	Foreign Taxes Paid Under Section 853	Foreign Tax Credit Per Share
Brazil	$1,100,477	$0.0294	$—	$—
Canada	696,585	0.0186	104,495	0.0028
China	177,691	0.0048	—	—
Finland	936,064	0.0250	140,410	0.0038
France	1,261,724	0.0337	189,168	0.0051
Germany	584,249	0.0156	87,595	0.0023
Greece	442,881	0.0118	—	—
Hong Kong	931,094	0.0249	—	—
Italy	1,463,789	0.0391	197,219	0.0053
Japan	1,630,314	0.0436	114,122	0.0031
Netherlands	341,197	0.0091	51,180	0.0014
Singapore	147,116	0.0039	—	—
South Korea	12,475	0.0003	2,058	0.0001
Spain	149,971	0.0040	22,494	0.0006
Sweden	623,457	0.0167	94,286	0.0025
Switzerland	597,468	0.0160	89,629	0.0024
Taiwan	820,636	0.0219	164,122	0.0044
Thailand	228,907	0.0061	22,891	0.0006
United Kingdom	1,942,736	0.0519	—	—
Total	$14,088,831		$1,279,668	$0.0342
Other Domestic Income	1,516,220
Total	$15,605,051

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Trust are managed under the direction of the Trust's Board. A Trustee who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:

Colleen D. Baldwin 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Trustee	November 2007 -Present	Consultant (January 2005 - Present). Formerly, Chief Operating Officer, Ivy Asset Management Group (April 2002 - October 2004). Chief Operating Officer, AIG Global Investment Group. (May 1995 - January 2002).	179	None

John V. Boyer 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Trustee	January 2005 - Present	Consultant (July 2007 - Present). Formerly, President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 - July 2007), and Executive Director, The Mark Twain House & Museum(2) (September 1989 - November 2005).	179	None

Patricia W. Chadwick 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 59	Trustee	January 2006 - Present	Consultant and President of self-owned company, Ravengate Partners LLC (January 2000 - Present).	179	Wisconsin Energy (June 2006 - Present).

Peter S. Drotch 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Trustee	November 2007 - Present	Retired partner. PricewaterhouseCoopers.	179	First Marblehead Corporation,(October 2003 - Present); BlackRock Funds/State Street Research Funds, Trustee (February 2004 - January 2007); Tufts Health Plan, Director (June 2006 - Present); and University of Connecticut, Trustee (November 2004 - Present)

J. Michael Earley 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Trustee	February 2002 - Present	President, Chief Executive Officer and Director, Bankers Trust Company, N.A., Des Moines (June 1992 - Present).	179	Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 65	Trustee	January 2005 - Present	President and Chief Executive Officer, International Insurance Society (June 2001 - Present).	179	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Reinsurance Holdings (November 2006 - Present).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Sheryl K. Pressler 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Trustee	January 2006 - Present	Consultant (May 2001 - Present).	179	Stillwater Mining Company (May 2002 - Present); California HealthCare Foundation (June 1999 - Present); and Romanian-American Enterprise Fund (February 2004 - Present).

David W. C. Putnam 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 68	Trustee	October 1999 - Present	Chair, Board of Directors and President, F. L. Putnam Securities Company, Inc. (June 1978 - Present).	179	Principled Equity Market Trust (December 1996 - Present); and Asian American Bank and Trust Company (June 1993 - Present).

Roger B. Vincent 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Chairman/ Trustee	February 2002 - Present	President, Springwell Corporation (March 1989 - Present).	179	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are "Interested Persons":

Robert W. Crispin(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 61	Trustee	November 2007 - Present	Retired Chairman and Chief Investment Officer, ING Investment Management Co. (June 2001 - December 2007)	179	ING Life Insurance and Annuity Company (May 2006 - Present); ING USA Annuity and Life Insurance Company (May 2006 - Present); Midwestern United Life Insurance Company (May 2006 - Present); ReliaStar Life Insurance Company (May 2006 - Present); Security Life of Denver Insurance Company (May 2006 - Present); Belair Insurance Company Inc. (August 2005 - Present); The Nordic Insurance Company of Canada (February 2005 - Present); Trafalgar Insurance Company of Canada (February 2005 - Present); ING Novex Insurance Company of Canada (February 2005 - Present); Allianz Insurance Company of Canada (February 2005 - Present); ING Canada Inc. (December 2004 - Present); ING Bank, fsb (June 2001 - Present); ING Investment Management, Inc (June 2001 - December 2007); ING Insurance Company of Canada (June 2001 - Present); Sul America S.A. (June 2001 - Present); and ING Foundation (March 2004 - Present)

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Trustee	November 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (December 2006 - Present), and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004), and Head of Rollover/Payout (October 2001 - December 2003).	179	Mark Twain House & Museum(2) (September 2002 - Present); Connecticut Forum (May 2002 - Present); Capital Community College Foundation (February 2002 - Present); ING Services Holding Company, Inc. (May 2000 - Present); Southland Life Insurance Company (June 2002 - Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC,(4) ING Funds Services, LLC,(5) ING Investments, LLC(6) and ING Pilgrim Funding, Inc. (March 2006 - Present).

(1)  Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy which states that each duly elected or appointed Trustee who is not an "interested person" of the Fund, as defined in the 1940 Act ("Independent Trustees"), shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 70. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)  Shaun Mathews, President, ING USFS Mutual Funds and Investment Products, has held a seat on the Board of Directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)  Messrs. Mathews and Crispin are deemed to be "interested persons" of the Trust as defined in the 1940 Act because of their relationship with ING Groep, the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(6)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Officers:

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	President and Chief Executive Officer	November 2006 - Present	President and Chief Executive Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2006 - Present); and Head of ING USFS Mutual Funds and Investment Products (October 2004 - Present). Formerly, CMO, ING USFS (April 2002 - October 2004); and Head of Rollover/Payout (October 2001 - December 2003).

Michael J. Roland 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Executive Vice President	February 2002 - Present	Head of Mutual Fund Platform (February 2007 - Present); and Executive Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (December 2001 - Present). Formerly, Head of Product Management (January 2005 - January 2007); Chief Compliance Officer, ING Investments, LLC(2) and Directed Services, LLC(6) (October 2004 - December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC(2) (December 2001 - March 2005).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 57	Executive Vice President	November 1999 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present); and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present). Formerly, Chief Investment Officer of International Investments (August 2000 - January 2003).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Chief Compliance Officer Executive Vice President	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present), ING Investments, LLC(2) and Directed Services, LLC(6) (March 2006 - Present); and Executive Vice President of the ING Funds (March 2006 - Present). Formerly, Chief Compliance Officer of ING Life Insurance and Annuity Company (March 2006 - December 2006); Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004).

Todd Modic 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC(3) (September 2002 - March 2005); and Director of Financial Reporting, ING Investments, LLC(2) (March 2001 - September 2002).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 43	Senior Vice President	November 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC(2) (January 2001 - October 2003).

Ernest J. C'DeBaca 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President	May 2006 - Present	Senior Vice President, ING Investments, LLC(2) (December 2006 - Present); and ING Funds Services, LLC(3) (April 2006 (Present). Formerly, Counsel, ING Americas, U.S. Legal Services (January 2004 (March 2006); and Attorney-Adviser, U.S. Securities and Exchange Commission (May 2001 - December 2003).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Robert Terris 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 37	Senior Vice President	May 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds (May 2006 - Present); and Vice President, Head of Division Operations, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - March 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	November 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (October 2001 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 54	Vice President	February 2003 - Present	Vice President and Chief Compliance Officer, ING Funds Distributor, LLC(4) (July 1995 - Present); and Vice President, ING Investments, LLC(2) (February 1996 - Present); and Director of Compliance, ING Investments, LLC(2) (October 2004 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC(2) (October 2001 - October 2004).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 35	Vice President	September 2007 - Present	Vice President, Head of Mutual Fund Advisory Group (April 2007 - Present), Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007), Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 - May 2005)

Maria M. Anderson 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (October 2001 - September 2004); and Manager of Fund Accounting and Fund Compliance, ING Investments, LLC(2) (September 1999 - October 2001).

Denise Lewis 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Vice President	January 2007 - Present	Vice President, ING Funds Services, LLC(3) (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006); and Vice President, Wells Fargo Funds Management, LLC (December 2000 - August 2003).

Kimberly K. Palmer 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 50	Vice President	March 2006 - Present	Vice President, ING Funds Services, LLC(3) (March 2006 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006); Manager, Registration Statements, ING Funds Services, LLC(3) (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); and Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Susan P. Kinens 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 31	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC(3) (December 2002 - Present); and has held various other positions with ING Funds Services, LLC(3) for more than the last five years.

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Secretary	August 2003 - Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 44	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services, LLC is the sucessor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND RE-APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

Section 15(c) of the Investment Company Act of 1940 (the "1940 Act") provides that, after an initial period, the Portfolios' existing investment advisory and sub-advisory contracts will remain in effect only if the Board of Trustees (the "Board") of ING Variable Products Trust (the "Trust"), including a majority of Board members who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not "interested persons" of the Portfolios, as such term is defined under the 1940 Act (the "Independent Trustees"), annually review and approve them. Thus, at a meeting held on November 30, 2007, the Board, including a majority of the Independent Trustees, considered whether to renew the investment advisory contracts (the "Advisory Contracts") between ING Investments, LLC (the "Adviser") and the Trust, on behalf of the Portfolios, and the sub-advisory contracts ("Sub-Advisory Contracts") with the sub-adviser to each Portfolio (the "Sub-Advisers"). (We note that ING Investment Management Co. serves as the Sub-Adviser to each Portfolio except ING VP Real Estate Portfolio, which is managed by ING Clarion Real Estate Securities L.P.)

The Independent Trustees also held separate meetings on October 10 and November 28, 2007 to consider the renewal of the Advisory Contracts and Sub-Advisory Contracts. As a result, subsequent references herein to factors considered and determinations made by the Independent Trustees include, as applicable, factors considered and determinations made on those earlier dates by the Independent Trustees.

At its November 30, 2007 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished to it throughout the year at regular meetings of the Board and the Board's committees, as well as information prepared specifically in connection with the annual renewal process. Determinations by the Independent Trustees also took into account various factors that they believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Preston Gates Ellis LLP ("K&L Gates"), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Trustees considered each Portfolio's advisory and sub-advisory relationships separately.

Provided below is an overview of the Board's contract approval process in general, as well as a discussion of certain specific factors that the Board considered at its renewal meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its considerations, discussed below are a number of the primary factors relevant to the Board's consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the one-year period ending November 30, 2008. Each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio's advisory and sub-advisory arrangements.

Overview of the Contract Renewal and Approval Process

Several years ago, the Independent Trustees instituted a revised process by which they seek and consider relevant information when they decide whether to approve new or existing advisory and sub-advisory arrangements for the investment companies in the ING Funds complex under their jurisdiction, including the Portfolios' existing Advisory and Sub-Advisory Contracts. Among other actions, the Independent Trustees: retained the services of independent consultants with experience in the mutual fund industry to assist the Independent Trustees in working with the personnel employed by the Adviser or its affiliates who administer the Portfolios ("Management") to identify the types of information presented to the Board to inform its deliberations with respect to advisory and sub-advisory relationships and to help evaluate that information; established a specific format in which certain requested information is provided to the Board; and determined the process for reviewing such information in connection with Advisory and Sub-Advisory Contract renewals and approvals. The end result was an enhanced process which is currently employed by the Independent Trustees to review and analyze information in connection with their annual renewal of the Portfolios' Advisory and Sub-Advisory Contracts, as well as their review and approval of new advisory relationships.

Since the current renewal and approval process was first implemented, the Board's membership has changed substantially through periodic retirements of some Trustees and the appointment and election of new Trustees. In addition, throughout this period the Independent Trustees have reviewed and refined the renewal and approval process at least annually. The Board also established a Contracts Committee and two Investment Review Committees ("IRCs"). Among other matters, the Contracts Committee provides oversight with respect to the contracts renewal process, and each Portfolio is assigned to one of the two IRCs, which provides oversight regarding, among other matters, investment performance.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The type and format of the information provided to the Board or to legal counsel for the Independent Trustees in connection with the contract approval and renewal process has been codified in the Portfolios' 15(c) Methodology Guide. This Guide was developed under the direction of the Independent Trustees and sets out a blueprint pursuant to which the Independent Trustees request certain information that they deem important to facilitate an informed review in connection with initial and annual approvals of Advisory and Sub-Advisory Contracts.

Management provides certain of the information requested by the 15(c) Methodology Guide in Fund Analysis and Comparison Tables ("FACT sheets") prior to the Independent Trustees' review of Advisory and Sub-Advisory Contracts. The Independent Trustees previously retained an independent firm to verify and test the accuracy of certain FACT sheet data for a representative sample of Funds in the ING Funds complex. In 2007, the Contracts Committee employed the services of an independent consultant to assist in its review and analysis of, among other matters, the 15(c) Methodology Guide, the content and format of the FACT sheets, and proposed selected peer groups of investment companies ("SPGs") to be used by each Portfolio for certain comparison purposes during the renewal process.

As part of an ongoing process, the Contracts Committee recommends or considers recommendations from Management for refinements to the 15(c) Methodology Guide and other aspects of the review process, and the Board's IRCs review benchmarks used to assess the performance of each Portfolio. The IRCs may apply a heightened level of scrutiny in cases where performance has lagged a Portfolio's relevant benchmark and/or SPG.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2008. Set forth below is a discussion of many of the Board's primary considerations and conclusions resulting from this process.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2008, the Independent Trustees received and evaluated such information as they deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information regarding the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular meetings of the Board and its committees, as well as information furnished in connection with the contract renewal meetings.

The materials requested by and provided to the Board and/or to K&L Gates prior to the November 30, 2007 Board meeting included, among other information, the following items: (1) FACT sheets for each Portfolio that provided information regarding the performance and expenses of the Portfolio and other similarly managed funds in an SPG, as well as information regarding the Portfolio's investment portfolio, objectives and strategies; (2) the 15(c) Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and SPGs were selected and how profitability was determined; (3) responses from the Adviser and Sub-Advisers to a series of questions posed by K&L Gates on behalf of the Trustees; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Forms ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance, fees and expenses compare to its SPG and/or designated benchmarks; (8) independent analyses of Portfolio performance by the Trust's Chief Investment Risk Officer; (9) information regarding net asset flows into and out of the Portfolios; and (10) other information relevant to the Board's evaluations.

For each Portfolio, its Class I shares were used for purposes of certain comparisons to the funds in its SPG. Class I shares generally were selected so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each SPG fund. The mutual funds included in a Portfolio's SPG were selected based upon criteria designed to mirror the Portfolio class being compared to the SPG.

In arriving at its conclusions with respect to the Advisory Contracts, the Board was mindful of the "manager-of-managers" platform of the ING Funds that has been developed by Management. The Board also considered the techniques that the Adviser has developed, at the Board's direction, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios' investment portfolios. The Board noted the resources that the Adviser has committed to the Board and to its IRCs to assist the Board and its committees with their assessment of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

investment performance of the Portfolios on an ongoing basis throughout the year. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board and who have developed attribution analyses and other metrics used by the IRCs to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of Sub-Advisers and the proactive approach that the Adviser, working in cooperation with the IRCs, has taken to advocate or recommend, when it believed appropriate, changes designed to assist in improving the Portfolios' performance. Such changes could include, for example, changes in personnel who are responsible for managing a Portfolio's investment portfolio.

In considering the Portfolios' Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios' shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments, without a sales charge, between the same class of shares of such Portfolios or among Funds available on a product platform, and the wide range of Funds available for exchange or transfer.

The Board also took into account the Adviser's efforts in recent years to reduce the expenses of the ING Funds through renegotiated arrangements with the ING Funds' service providers. In addition, the Board considered the efforts of the Adviser and the expenses that it incurred in recent years to help make the ING Funds complex more efficient by combinations of similar funds.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board considered reports from the Portfolios' Chief Compliance Officer ("CCO") evaluating whether the regulatory compliance systems and procedures of the Adviser and each Sub-Adviser are reasonably designed to assure compliance with the federal securities laws, including those related to, among others, late trading and market timing, best execution, fair value pricing, proxy voting and trade allocation practices. The Board also took into account the CCO's annual and periodic reports and recommendations with respect to service provider compliance programs. In this regard, the Board also considered the policies and procedures developed by the CCO in consultation with the Board's Compliance Committee that guide the CCO's compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio's portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. The Board also considered the adequacy of the resources committed to the Portfolios (and other relevant funds in the ING Funds complex) by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of the Portfolios and are sufficient to sustain appropriate levels of performance and compliance needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios' operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the net investment returns of each Portfolio. While the Board considered the performance reports and discussions with portfolio managers at Board and committee meetings during the year, particular attention in assessing performance was given to the FACT sheets furnished in connection with the renewal process. The FACT sheet prepared for each Portfolio included its investment performance compared to the Portfolio's Morningstar category median, Lipper category median, SPG and primary benchmark. The Board's findings specific to each Portfolio's performance are discussed under "Portfolio-by-Portfolio Analysis," below.

Economies of Scale

When evaluating the reasonableness of advisory fee rates, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee rates. In this regard, the Board noted any breakpoints in advisory fee schedules that

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

resulted in a lower advisory fee rate because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that there are corresponding advisory fee breakpoints or waivers. For a Portfolio that did not have advisory fee breakpoints, but did benefit from waivers or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could be realized through such waivers, reimbursements or expense reductions.

In evaluating economies of scale, the Independent Trustees also considered prior periodic management reports and industry information on this topic, and the Independent Trustees who were Board members at that time also considered a November 2006 evaluation and analysis presented to them by an independent consultant regarding fee breakpoint arrangements and economies of scale.

Information Regarding Services to Other Clients

The Board requested and, if received, considered information regarding the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When fee rates offered to other clients differed materially from those charged to the Portfolios, the Board considered any underlying rationale provided by the Adviser or Sub-Advisers for these differences. The Board also noted that the fee rates charged to the Portfolios and similar institutional clients may differ materially due to the different services and additional regulatory overlay associated with registered investment companies, such as the Portfolios.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board considered any existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of each Portfolio as they relate to the services provided under the contracts and the potential fall-out benefits to the Adviser and Sub-Advisers and their respective affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including related assumptions) specified in the 15(c) Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by the Sub-Advisers with respect to their profitability.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser's and the Sub-Advisers' profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management's calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios' operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management or capture Management's entrepreneurial risk associated with offering and managing a mutual fund complex in the current regulatory and market environment.

In their review of advisory fee rates, the Independent Trustees, from time to time, have directed the Adviser, and the Adviser has agreed, to implement remedial actions for certain Funds within the ING Funds complex. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in Rule 12b-1 fees payable by an ING Fund; the merger of certain Funds with and into comparable Funds; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

As applicable, the Independent Trustees have requested these adjustments primarily on the basis of an ING Fund's performance as compared to its peer group or benchmarks, or its management fee rate or overall expense ratio in relation to its peer group.

Based on the information on revenues, costs, and profitability considered by the Board, and after considering the factors described in this section, as well as any remedial actions requested by the Independent Trustees and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 30, 2007 meeting in relation to renewing each Portfolio's current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2008. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio's performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio's prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. Each Portfolio's management fee and expense ratio were compared to the fees and expense ratios of the funds in its SPG.

ING VP Real Estate Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Real Estate Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter, during which it outperformed; and (3) the Portfolio is ranked in the fourth quintile of its Morningstar category for the most recent calendar quarter, year-to-date, and three-year periods, and the fifth (lowest) quintile for the one-year period.

In analyzing this performance data, the Board took into account: (1) Management's analysis of the negative effect that stock selection and the relative out-performance of the international real estate markets had on the Portfolio's performance; (2) that Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio's investment performance; and (3) Management's expectation that the Portfolio's longer-term performance will improve.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Real Estate Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio's advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) taking into account that Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, its performance, the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING VP MidCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP MidCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio underperformed its Morningstar category median for all periods presented, with the exception of the most recent calendar quarter, year-to-date and one-year periods, during which it outperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented with the exception of the most recent calendar quarter, year-to-date and one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile for the most recent calendar quarter, the second quintile for the year-to-date period, and the third quintile for the one-year, three-year, and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP MidCap Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP SmallCap Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP SmallCap Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, one-year, and three-year periods, the third quintile for the most recent calendar quarter, and the fourth quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP SmallCap Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and a 0.10% administration fee) for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING VP Financial Services Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP Financial Services Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and three-year periods, but underperformed for the year-to-date and one-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the most recent calendar quarter, one-year, and three-year periods, and the fourth quintile for the year-to-date period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP Financial Services Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING VP Financial Services Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio's performance is reasonable in the context of all factors considered by the Board; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP High Yield Bond Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP High Yield Bond Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year periods, but underperformed for the three-year, five-year, and ten-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the most recent calendar quarter and year-to-date periods, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the most recent calendar quarter, the fourth quintile for the three-year period, and the fifth (lowest) quintile for the five-year period.

In analyzing this performance data, the Board took into account that in March 2007 the portfolio manager to the Portfolio was changed to address the Board's concerns about the performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP High Yield Bond Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is above the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and below the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) there was a change in the Portfolio's portfolio managers in March 2007, and it is reasonable to allow the Sub-Adviser to continue to manage the Portfolio to assess whether performance improves as a result of the changes that have been implemented; and (4) the sub-advisory fee rate

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING VP International Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING VP International Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2007: (1) the Portfolio outperformed its Morningstar category median for the year-to-date and one-year periods, but underperformed for the most recent calendar quarter, three-year, and five-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year period, the third quintile for the year-to-date period, and the fourth quintile for the most recent calendar quarter, three-year, and five-year periods.

In analyzing this performance data, the Board took into account: (1) in December 2006 there was a change in the Portfolio's investment process and its portfolio management team to address the Board's concerns about performance; and (2) Management will continue to monitor, and the Board or its Investment Review Committee will periodically review, the Portfolio's performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING VP International Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee (inclusive of the advisory fee and 0.10% administration fee) for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account the advisory fee waivers that Management had put into place, which lower the effective management fee rate payable by the Portfolio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio's management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio's expense ratio is reasonable in the context of all factors considered by the Board; (3) in December 2006 there was a change in the Portfolio's investment process and its portfolio management team, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to appropriately assess performance; (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2008. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent

DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Independent Registered Public Accounting Firm

KPMG LLP
99 High Street
Boston, Massachusetts 02110

Custodian

The Bank of New York Mellon Corporation
One Wall Street
New York, New York 10286

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-UVPTADVIS (1207-022808)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $102,000 for year ended December 31, 2007 and $97,000 for year ended December 31, 2006.

(b)

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $12,450 for year ended December 31, 2007 and $13,825 for year ended December 31, 2006.

(c)

Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $25,607 in the year ended December 31, 2007 and $31,870 in the year ended December 31, 2006. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e)(1) Audit Committee Pre-Approval Policies and Procedures

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AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.  Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  February 23, 2007

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,600 per audit

(1)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,200 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses		☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,450 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $21,000 per fund per year

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                 For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix C, continued

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

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Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2007 through December 31, 2007

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by ING Investments, LLC.

	☒	☒	Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

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Appendix E

Prohibited Non-Audit Services
Dated:            January 1, 2007

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

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EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING RISK MANAGED NATURAL RESOURCES FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP NATURAL RESOURCES TRUST

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(e)(2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)

Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $240,707 for year ended December 31, 2007 and $833,920 for year ended December 31, 2006.

(h)

Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

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Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals). The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee. To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11. Controls and Procedures.

(a)

Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)

There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the

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registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	ING Variable Products Trust

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews

Shaun P. Mathews
President and Chief Executive Officer

Date:	March 4, 2008

By	/s/ Todd Modic

Todd Modic Senior Vice President and Chief Financial Officer

Date:	March 4, 2008

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